As filed with the Securities and Exchange Commission on April 26, 1999

                                                    Registration No. 33-98062
                                                                     811-8814

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                          Pre-Effective Amendment No.                    [ ]
                        Post-Effective Amendment No. 5                   [x]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]

                                 Amendment No. 9

                        COMPANION LIFE SEPARATE ACCOUNT C
                           (Exact Name of Registrant)

                        COMPANION LIFE INSURANCE COMPANY
                               (Name of Depositor)

               401 Theodore Fremd Avenue, Rye, New York 10580-1493
              (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, including Area Code
                                 (402) 351-5087

                     Name and Address of Agent for Service:
                            Kenneth W. Reitz, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska, 68175-1008
                      Internet: ken.reitz@mutualofomaha.com

        It is proposed that this filing will become effective (check appropriate box):

        [ ]  immediately  upon filing  pursuant to paragraph  (b)
        [x]  on May 1, 1999 pursuant to paragraph  (b)
        [ ]  60 days after filing  pursuant to paragraph (a)(i)
        [ ]  on the 80th day after filing pursuant to paragraph (a)(i)

        If appropriate, check the following box:
        [x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                   Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
          of Registration Statement of Information Required by Form N-4

                                     PART A

Item of Form N-4                                          Prospectus Caption

1.   Cover Page................................    Cover Page

2.   Definitions...............................    Definitions

3.   Synopsis..................................    Introduction and Summary

4.   Condensed Financial Information...........    Financial Statements

5.   General
 (a) Depositor.................................    About Us
 (b) Registrant................................    Variable Investment Options
 (c) Portfolio Company.........................    Variable Investment Options
 (d) Fund Prospectus...........................    Variable Investment Options
 (e) Voting Rights.............................    Voting Rights

6.   Deductions and Expenses
 (a) General...................................    Expenses
 (b) Sales Load %..............................    Withdrawal Charge
 (c) Special Purchase Plan.....................    N/A
 (d) Commissions...............................    Distributor of the Policies
 (e) Expenses - Registrant.....................    N/A
 (f) Fund Expenses.............................    Other Expenses; Investment
                                                   Advisory Fees
 (g) Organizational Expenses...................    N/A

7.   Policies
 (a) Persons with Rights.......................    Important Policy  Provisions;
                                                   Policy  Distributions; Voting
                                                   Rights
 (b) (i)   Allocation of Premium
           Payments............................    Introduction   and  Summary:
                                                   Purchase  Payment Flow Chart;
                                                   Investment Options;    Dollar
                                                   Cost  Averaging;   Systematic
                                                   Transfer  Enrollment Program
     (ii)  Transfers...........................    Transfers
     (iii) Exchanges...........................    N/A
 (c) Changes...................................    Adding,   Deleting  or
                                                   Substituting   Variable
                                                   Investments;  Selecting an
                                                   Annuity Payout Option;
                                                   Annuity Starting Date
 (d) Inquiries.................................    Miscellaneous: Do You Have
                                                   Questions?

8.   Annuity Period............................    Annuity Payout Options

9.   Death Benefit.............................    Death Benefits

10.  Purchase and Policy Values

 (a) Purchases.................................    Policy Application and
                                                   Issuance
 (b) Valuation.................................    Accumulation Value
 (c) Daily Calculation.........................    Accumulation Value
 (d) Underwriter...............................    Distributor of the Policies

11.  Redemptions
 (a) By Owners.................................    Withdrawals
     By Annuitant..............................    N/A
 (b) Check Delay...............................    Policy Application and
                                                   Issuance
 (c) Lapse.....................................    N/A
 (d) Free Look.................................    Summary

12.  Taxes.....................................    Federal Tax Matters

13.  Legal Proceedings.........................    Legal Proceedings

14.  Table of Contents for the
 Statement of                                      Statement of Additional
 Additional Information........................    Information


                                     PART B
Item of Form N-4                                      Statement of Additional
                                                      Information Caption

15.  Cover Page................................    Cover Page

16.  Table of Contents.........................    Table of Contents

17.  General Information
 and History...................................    (Prospectus) About Us

18.  Services
 (a) Fees and Expenses
     of Registrant.............................    N/A
 (b) Management Policies.......................    N/A
 (c) Custodian.................................    Custody of Assets
     Independent
     Auditors  ................................    Financial Statements
 (d) Assets of Registrant......................    Custody of Assets
 (e) Affiliated Person.........................    N/A
 (f) Principal Underwriter.....................    Distribution of the Policies

19.  Purchase of Securities
 Being Offered.................................    Distribution of the Policies
 Offering Sales Load...........................    N/A

20.  Underwriters..............................    Distribution of the Policies;
                                                  (Prospectus)  Distributor of
                                                   the Policies
21.  Calculation of Performance
 Data Calculation of Yields and Total Returns; Other Performance Data
22.  Annuity Payments..........................    (Prospectus) Annuity Payments
23.  Financial Statements......................    Financial Statements

                           PART C -- OTHER INFORMATION

Item of Form N-4                                      Part C Caption

24.  Financial Statements
 and Exhibits..................................    Financial Statements and
                                                   Exhibits
 (a) Financial Statements......................    Financial Statements
 (b) Exhibits..................................    Exhibits

25.  Directors and Officers of.................    Directors and Officers of the
 the Depositor.................................    Depositor

26.  Persons Controlled By or Under Common         Persons Controlled By or
 Control with the Depositor or Registrant .....    Under Common Control with the
                                                   Depositor or Registrant

27.  Number of Policy Owners...................    Number of Policy Owners

28.  Indemnification...........................    Indemnification

29.  Principal Underwriters....................    Principal Underwriters

30.  Location of Accounts
 and Records...................................    Location of Accounts and
                                                   Records

31.  Management Services.......................    Management Services

32.  Undertakings..............................    Undertakings

 Signature Page................................    Signatures

Companion                                           PROSPECTUS:  May 1, 1999
of New York
A Mutual of Omaha Company                               ULTRANNUITY SERIES V
                                                            Flexible Payment
                                            Variable Deferred Annuity Policy

    This prospectus describes the ULTRANNUITY SERIES V, a variable annuity policy offered by Companion Life Insurance Company. To purchase a Policy, generally you must invest at least $5,000. Further investment is optional.

                                                   The Policy  includes 25 variable  options  (where you
    The investment  portfolios offered             have the investment risk) with investment portfolios
    through the Policy may have names that         from:
    are nearly the same or similar to the
    names of retail mutual funds.  However,    ss.   Alger American Fund
    these investment portfolios are not the    ss.   Federated's Insurance Management Series
    same as those retail mutual funds, even    ss.   Fidelity's VIP Fund and VIP Fund II
    though they have similar names and         ss.   MFS Variable Insurance Trust
    characteristics and the same managers.     ss.   Morgan Stanley Dean Witter Universal Funds
    The investment performance of these        ss.   Pioneer Variable Contracts Trust
    investment portfolios is not necessarily   ss.   Scudder Variable Life Investment Fund
    related to the performance of the retail   ss.   T.Rowe Price Equity  Series,  Fixed Income Series
    mutual funds. The investment portfolios              and International Series
    are described in separate prospectuses
    that accompany this prospectus.                and a fixed rate option (where we have the
                                                   investment risk).

    The variable options are not direct investments in mutual fund shares, but are offered through subaccounts of Companion Life Separate Account C. The value of your Policy will go up or down based on the investment performance of the variable options that you choose.

Please   Read  this   Prospectus   Carefully.   It  provides
information you should consider before investing in a Policy. Keep this prospectus and the other prospectuses for the investment portfolios for future reference.

A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. You may obtain a copy by writing or calling us, or you may access it in our registration on the SEC's Web site (HTTP://WWW.SEC.GOV), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The Table of Contents for the Statement of Additional Information is at the end of this prospectus.

The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

               o    are subject to risk, including possible loss of principal
               o    are not bank deposits
               o    are not government insured
               o    are not endorsed by any bank or government  agency
               o    may not achieve their goals

CONTENTS

                                                                    Page(s)
                                                                    --------
                   DEFINITIONS                                         3
                   ------------------------------------------------ --------
                   INTRODUCTION AND SUMMARY                           4-8
                       Comparison to Other Policies and
                   Investments
                       How the Policy Operates
                       Summary of Expense Charges
                       Examples of Expenses
                   ------------------------------------------------ --------
                   FINANCIAL STATEMENTS                              9-10
                   ------------------------------------------------ --------
                   ABOUT US                                           11
                   ------------------------------------------------ --------
                   INVESTMENT OPTIONS                                12-18
                       Variable Investment Options
                       Fixed Rate Option
                       Transfers
                       Dollar Cost Averaging
                       Asset Allocation Program
                       Rebalancing Program
                   ------------------------------------------------ --------
                   IMPORTANT POLICY PROVISIONS                       19-21
                       Policy Application and Issuance
                       Accumulation Value
                       Telephone Transactions
                       Death of Annuitant
                       Minor Owner or Beneficiary
                       Policy Termination
                   ------------------------------------------------ --------
                   EXPENSES                                          22-23
                       Withdrawal Charge
                       Mortality and Expense Risk Charge
                       Administrative Charges
                       Transfer Fee
                       Other Taxes
                       Other Expenses
                   ------------------------------------------------ --------
                   POLICY DISTRIBUTIONS                              24-28
                       Withdrawals
                       Annuity Payments
                       Death Benefits
                   ------------------------------------------------ --------
                   FEDERAL TAX MATTERS                               28-31
                   ------------------------------------------------ --------
                   MISCELLANEOUS                                      31
                       Distributor of the Policies
                       Voting Rights
                       Year 2000 Issues
                       Legal Proceedings
                       Do You Have Questions?
                   ------------------------------------------------ --------
                   Statement of Additional Information Table of       32-50
                   Contents

-----------------------------------------------------------
DEFINITIONS

Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed rate option).

Annuitant  is  the  person  on  whose  life  annuity  payments   involving  life
contingencies are based.

Annuity Starting Date is the date when annuity payments are scheduled to begin (the end of the accumulation phase). The latest Annuity Starting Date permitted is the Annuitant's 90th Birthday.

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value less any Withdrawal Charge, any Policy Fee.

Owner is you --- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Year -- A Policy Year begins on the Date of Issue and each Policy anniversary.

Series Funds are diversified, open-end investment management companies in which the Variable Account invests. Each Series Fund has a number of different investment portfolios.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our is Companion Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account -- Companion Life Separate Account C, a separate account maintained by us.

Written Notice or Request -- Written Notice, signed by you, that gives us the information we require and is received at Companion, Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664.


-----------------------------------------------------------
    This prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

    This prospectus generally describes only the variable investment options, except when the fixed rate option is specifically mentioned.

-------------------------------------------------------------------
INTRODUCTION AND SUMMARY
    This Introduction and Summary briefly notes some of the important things about the Policy but it is not a complete description of the Policy. The rest of this prospectus contains more complete information, and you should read the entire prospectus carefully.

    The Ultrannuity Policy is a contract between you and Companion Life Insurance Company. It is a variable annuity policy, which means that you can allocate your investment to up to 25 different variable investment portfolios, where you can gain or lose money on your investment. You can also allocate your investment to a fixed rate option, where we guarantee you will earn a fixed rate of interest. It is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payout phase.
    During the accumulation phase, any earnings that you leave in the policy are not taxed. During this phase you can put additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the fixed rate option). Withdrawals may be subject to a withdrawal charge, they may be taxable, and a penalty tax may apply.
    The accumulation phase ends and the annuity payout phase begins on the Annuity Starting Date that you select. During the annuity payout phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. You can select payments that vary in amount, depending on the investment performance of the portfolios you pick, or payments that are fixed in amount. Some or all of each payment will be taxable.


o   COMPARISON TO OTHER POLICIES AND INVESTMENTS

       Compared to fixed annuities.  Like fixed-interest annuities, the Policy:

     o    offers the ability to accumulate capital on a tax-deferred basis;
     o offers the ability to have a guaranteed minimum return on your investment (if you choose a fixed rate option);
     o    allows you to make partial or full withdrawals from your Policy;
     o and can provide annuity payments for the rest of your life or for some other period.

    The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

    Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have the same investment risk, in many ways the Policy differs from mutual fund investments. The main differences are:

     o The Policy provides a death benefit that could be higher than the value of the Policy.
     o Insurance-related charges not associated with direct mutual fund investments are deducted from the Policy.
     o Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy. You can make transfers from one underlying investment portfolio to another without tax liability (under current law).
     o Dividends and capital gains distributed by the investment portfolios are automatically reinvested Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your investment.
     o New York insurance law grants you 10 days to review your policy and cancel it. The terms of this "right to examine" period are stated on the cover of your Policy.

HOW THE POLICY OPERATES
The  following  chart   summarizes  how  the  Policy   operates.   For  complete
information, refer to specific sections of this prospectus.

                  --------------------------------------------------
                           PURCHASE PAYMENT FLOW CHART
                  --------------------------------------------------
                                  PURCHASE PAYMENTS
                  o Minimum initial purchase payment is $5,000 ($2,000 if you elect to make electronic funds transfer payments of at least $100 per month, or
                      quarterly,    semiannual   or   annual   payment
                      equivalents).
                  o   Minimum additional Purchase Payment is $500.
                  o No purchase payments after earlier of the Annuity Starting Date or your 83rd birthday.
                  --------------------------------------------------

       ------------------------------------------------------------------
                 DEDUCTIONS BEFORE ALLOCATING PURCHASE PAYMENTS
                                      None.
       ------------------------------------------------------------------

    ----------------------------------------------------------------------------
                           INVESTMENT OF PURCHASE PAYMENTS
      You direct the allocation of all purchase payments among 25 Subaccounts of the Variable Account and the Fixed Account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
    ----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
  o Daily charges deducted from the net assets in the Variable Account equal an annual rate of
       - 1.00% for our  mortality  and expense risk;
       - 0.20% for our administrative  expenses;
 o Annual Policy Fee of $30 per year (waived if Accumulation Value is more than $50,000 on the Policy anniversary).
   o   $10 transfer fee (first 12 transfers per year are free).
   o Investment advisory fees and fund expenses are deducted from the assets of each investment portfolio.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                      ACCUMULATION VALUE
   o Your Accumulation Value is equal to your purchase payments adjusted up or down each Business Day to reflect the Subaccounts' investment experience, charges deducted and other Policy transactions (such as partial withdrawals).
   o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the variable options.
   o Accumulation Value can be transferred among the Subaccounts and the Fixed Account.
   o   Dollar cost averaging and asset rebalancing programs are available.
   o Accumulation Value is the starting point for calculating the Cash Surrender Value and the death benefit amount.

  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------- ------------------------
                       ACCUMULATION VALUE BENEFITS                                      DEATH BENEFITS
o   You can withdraw all or part of the Cash Surrender Value.   (The Cash
    Surrender Value is the Accumulation Value less any applicable withdrawal      o   Available as a
    charge or Policy fee.)  Each Policy Year, up to 15% of the Accumulation           lump- sum or under
    Value as of the date of the first withdrawal that year may be withdrawn           a variety of
    without a Withdrawal Charge. Thereafter, the Withdrawal Charge is                 payment options.
    calculated separately for each purchase payment withdrawn based on the number of years elapsed since the purchase payment was made; it is 7% in the first year after a purchase payment is made and then decreases by 1%
    in each successive year to 0% after the seventh year.  (Income taxes and penalties may apply.)
o  Fixed and variable Annuity Payout Options are available.
--------------------------------------------------------------------------------- ------------------------


o   SUMMARY OF CHARGES AND EXPENSES

The following table lists various costs and expenses that you will pay (directly or indirectly) if you invest in a Policy.

    Policy Owner Transaction Expenses
    o   Maximum Withdrawal Charge                                    7%
        (as a % of each purchase payment withdrawn) 1
    o   Transfer Fee              -  First 12 Transfers Per Year:    NO FEE
                                  -  Over 12 Transfers in One Year:  $10 each
    Variable Account Annual Expenses
            (deducted daily to equal this annual % of Accumulation Value)
    o   Mortality and Expense Risk Fees                              1.00%
    o   Administrative Expense Charge                                0.20%
                        Total Variable Account Annual Expenses       1.20%
    Other Annual Expenses
    o   Annual Policy Fee                                           $30 Per Year
           (waived if Accumulation Value is greater than $50,000 on the Policy Anniversary)
    Series Fund Annual Expenses
    o The following table shows the expenses for each investment portfolio for 1998. Expenses could be higher (or lower) in the future. These expenses may reflect fee waivers and/or expense reimbursements. Fee waivers and expense reimbursements could stop at any time.

1 Each Policy year up to fifteen percent (15%) of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a Withdrawal Charge. Thereafter, the Withdrawal Charge is calculated separately for each purchase payment withdrawn based on the number of years elapsed since the purchase payment was made; it is 7% in the first year after a purchase payment is made and then decreases by 1% in each successive year to 0% after the seventh year.


Series Fund Annual Expenses1                        Management     Other Expenses    Total Portfolio
(as a percentage of average net assets)                Fees            ( after       Annual Expenses
                                                    (after fee         expense      (after fee waiver
Portfolio:                                          waiver)(a)     reimbursement)(a)   and expense
                                                                                    reimbursement)(a)
------------------------------------------------- ---------------- ---------------- ===================

Alger American Growth                                  0.75%            0.04%             0.79%
Alger American Small Capitalization                    0.85%            0.04%             0.89%
Federated Prime Money Fund II             (a)          0.49%            0.31%             0.80%
Federated Fund for U.S. Government
Securities II                             (a)          0.52%            0.33%             0.85%
Fidelity VIP II Asset Manager: Growth     (a)          0.59%            0.13%             0.72%
Fidelity VIP II Contrafund                (a)          0.59%            0.07%             0.66%
Fidelity VIP Equity Income                (a)          0.49%            0.08%             0.57%
Fidelity VIP II Index 500                 (a)          0.24%            0.04%             0.28%
MFS Capital Opportunities Series          (a)          0.75%            0.25%             1.00%
MFS Emerging Growth Series                             0.75%            0.10%             0.85%
MFS Global Governments Series             (a)          0.75%            0.25%             1.00%
MFS High Income Series                    (a)          0.75%            0.25%             1.00%
MFS Research Series                                    0.75%            0.11%             0.86%
MSDW Emerging Markets Equity              (a)          0.00%            1.95%             1.95%
MSDW Fixed Income                         (a)          0.06%            0.64%             0.70%
Pioneer Capital Growth                                 0.65%            0.09%             0.74%
Pioneer Real Estate Growth                (a)          1.00%            0.19%             1.19%
Scudder VLIF Global Discovery        (a), (b)          0.91%            1.06%             1.97%
Scudder VLIF Growth & Income              (c)          0.47%            0.32%             0.79%
Scudder VLIF International                             0.87%            0.18%             1.05%
T. Rowe Price Equity Income               (d)          0.00%            0.85%             0.85%
T. Rowe Price International  Stock        (d)          0.00%            1.05%             1.05%
T. Rowe Price Limited-Term Bond           (d)          0.00%            0.70%             0.70%
T. Rowe Price New America Growth          (d)          0.00%            0.85%             0.85%
T. Rowe Price Personal Strategy Balanced  (d)          0.00%            0.90%             0.90%
=======================================================================================================

(a) Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:
                                                                                     Total Portfolio
          Portfolio                               Management Fees   Other Expenses   Annual Expenses
          --------------------------------------
                                                 ------------------ --------------- ===================
          Federated Prime Money Fund II                0.50%            0.31%             0.81%
          Federated Fund for U.S. Government           0.60%            0.33%             0.93%
              Securities II                            0.59%            0.14%             0.73%
          Fidelity VIP II Asset Manager: Growth        0.59%            0.11%             0.70%
          Fidelity VIP II Contrafund                   0.49%            0.09%             0.58%
          Fidelity VIP Equity Income                   0.24%            0.11%             0.35%
          Fidelity VIP II Index 500                    0.75%            0.36%             1.11%
          MFS Capital Opportunities Series             0.75%            0.36%             1.11%
          MFS Global Governments Series                0.75%            0.21%             0.96%
          MFS High Income Series                       1.25%            2.20%             3.45%
          MSDW Emerging Markets Equity                 0.40%            0.64%             1.04%
          MSDW Fixed Income                            1.00%            0.20%             1.20%
          Pioneer Real Estate Growth                   0.97%            1.06%             2.03%
          Scudder VLIF Global Discovery
          -------------------------------------- ------------------ --------------- ===================

(b) Other Expenses include a 0.25% 12b-1 fee assessed for payment of distribution administration expenses.
(c) Other Expenses include a 0.23% 12b-1 fee assessed for payment of distribution administration expenses.
(d)  T. Rowe Price  Funds do not  itemize  management  fees and other  expenses.
     ===========================================================================


2 The fee and expense data regarding each Series Fund, which are fees and expenses for 1998, was provided to Companion by the Series Fund. The Series Funds are not affiliated with Companion. We have not independently verified these figures.

o   EXAMPLES OF EXPENSES

   The following tables contain examples of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. These examples can help you compare the expenses of the Ultrannuity Series V Policy with expenses of other variable annuity policies.

                                     ======================== ====================== ------------------

Examples1                            1.  Surrender Policy     2.  Annuitize Policy   3.Policyis
An Owner would pay the following     at end of the time       at the end of the      not surrendered
expenses on a $1,000 investment,     period or annuitize      time period and        and  is not
assuming a 5% annual return on       and Annuity Option 4     Annuity Option 4       annuitized
assets if:                           (Lifetime Income) is     (Lifetime Income) IS
                                     NOT chosen               chosen
------------------------------------ ======================== ====================== ------------------
Portfolio                            1Yr   3Yr   5Yr   10Yr   1Yr  3Yr   5Yr   10Yr  1Yr   3Yr  5Yr   10Yr
==================================== ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
Alger American Growth                 $83   115   148    260  $83    66   115   260   $21   66   115    260
Alger American Small Capitalization    84   118   153    273   84    69   120   273    22   69   120    273
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
Federated Prime Money Fund II          83   115   148    262   83    66   116   262    21   66   116    262
Federated Fund for U.S. Government
     Securities II                     84   117   151    268   84    68   118   268    22   68   118    268
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
Fidelity VIP II Asset Manager Growth   83   113   144    251   83    64   111   251    20   64   111    251
Fidelity VIP II Contrafund             82   111   140    244   82    62   108   244    20   62   108    244
Fidelity VIP Equity Income             81   108   135    233   81    59   103   233    19   59   103    233
Fidelity VIP II Index 500              78    99   119    196   78    50    87   196    16   50    87    196
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
MFS Emerging Growth Series             85   122   159    287   85    72   127   287    23   72   127    287
MFS High Income Series                 84   117   151    268   84    68   118   268    22   68   118    268
MFS Research Series                    85   122   159    287   85    72   127   287    23   72   127    287
MFS Capital Opportunities Series       85   122   159    287   85    72   127   287    23   72   127    287
MFS Global Governments Series          84   117   151    269   84    68   119   269    22   68   119    269
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
MSDW Emerging Markets Equity           95   152   212    406   95  102    179   406    33  102   179    406
MSDW Fixed Income                      82   112   143    249   82    63   110   249    20   63   110    249
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
Pioneer Capital Growth                 83   113   145    254   83    64   112   254    20   64   112    254
Pioneer Real Estate Growth             87   128   170    311   87    78   137   311    25   78   137    311
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
Scudder  VLIF Global Discovery         95   152   213    409   95   103   180   409    33  103   180    409
Scudder  VLIF Growth & Income          83   115   148    260   83    66   115   260    21   66   115    260
Scudder VLIF International             86   123   162    293   86    74   129   293    24   74   129    293
------------------------------------ ----- ----- ----- ------ ---- ----- ----- ----- ----- ---- ----- ======
T. Rowe Price Equity Income            84   117   151    268   84    68   118   268    22   68   118    268
T. Rowe Price International Stock      86   123   162    293   86    74   129   293    24   74   129    293
T. Rowe Price Limited-Term Bond        82   112   143    249   82    63   110   249    20   63   110    249
T. Rowe Price New America Growth       84   117   151    268   84    68   118   268    22   68   118    268
T. Rowe Price Personal Strategy
     Balanced                          84   118   154    274   84    69   121   274    22   69   121    274
==================================== ===== ===== ===== ====== ==== ===== ===== ===== ===== ==== ===== ======

These examples should not be considered representations of past or future expenses. Actual expenses paid may be greater than or less than those shown, subject to the guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.

                 For more detailed information about the Policy,
             please read the rest of this Prospectus and the Policy.

  3 The $30 annual Policy Fee is reflected as a daily 0.10% charge in these Examples, based on an average Accumulation Value of $30,000.

FINANCIAL STATEMENTS

   The Financial Statements for Companion and the Variable Account and the related independent auditor's reports are contained in the Statement of Additional Information. (See the cover page on how to get a copy.) At December 31, 1998, net assets of the Subaccounts were represented by the following Accumulation Unit Values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

                                Accumulation Unit     Accumulation Unit         Number of
Subaccount                           Value on          Value at End of      Accumulation Units
   (Date of Inception)          Commencement Date            Year            at End of Year**
                                            ($)*        (December 31)         (December 31)
                                                             ($)*
------------------------------------------- -------- --------------------- ---------------------
Alger American Growth (12/13/96)             12.972
        1996.....................................            13.071                    0
        1997.....................................            16.240               26,564
        1998.....................................            23.759               74,076
Alger American Small Capitalization          12.400
(12/13/96)
        1996.....................................            12.448                    0
        1997.....................................            13.690               16,717
        1998.....................................            15.638               36,378
Federated Prime Money Fund II  (12/13/96)     1.057
        1996.....................................             1.059                    0
        1997.....................................             1.098              410,506
        1998.....................................             1.138            1,234,433
Federated Fund for U.S. Government          10.901
Securities II (12/13/96)
        1996.....................................            10.882                    0
        1997.....................................            11.674               31,521
        1998.....................................            12.417              115,478
Fidelity VIP II Asset Manager: Growth       13.346
(12/13/96)
        1996.....................................            13.353                    0
        1997.....................................            16.500               58,425
        1998.....................................            19.167              121,890
Fidelity VIP II Contrafund (12/13/96)       13.704
        1996.....................................            14.070                    0
        1997.....................................            17.257               27,082
        1998.....................................            22.162               43,182
Fidelity VIP Equity Income (12/13/96)       12.900
        1996.....................................            13.090                    0
        1997.....................................            16.571               48,536
        1998.....................................            18.276              122,503
Fidelity VIP II Index 500 (5/1/98)          14.036
        1997.....................................            12.166                  N/A
        1998.....................................            15.425               22,471
MFS Emerging Growth Series (12/13/96)       13.637
        1996.....................................            13.480                    0
        1997.....................................            16.230               21,242
        1998.....................................            21.521               52,838
MFS High Income Series (12/13/96)           11.517
        1996.....................................            11.548                    0
        1997.....................................            12.960               17,267
        1998.....................................            12.782               27,426


                                       9

MFS Research Series (12/13/96)              13.093
        1996.....................................            13.277                    0
        1997.....................................            15.775               30,779
        1998.....................................            19.231               62,140
MFS Capital Opportunities Series (5/1/98)   14.829
        1997.....................................            12.394              292,197
        1998.....................................            15.528                8,136
MFS Global Governments Series (12/13/96)    10.503
        1996.....................................            10.527                    0
        1997.....................................            10.283               14,907
        1998.....................................            10.963               39,700
MSDW Emerging Markets Equity (5/1/99)       N/A
        1998                                                 N/A                   N/A
MSDW Fixed Income (5/1/99)                  N/A
        1998                                                 N/A                   N/A
Pioneer Capital Growth (5/1/98)             11.923
        1998.....................................            11.156               11,695
Pioneer Real Estate Growth (5/1/98)         13.283
        1998.....................................             9.818                4,031
Scudder VLIF Global Discovery (5/1/98)      13.680
        1998.....................................            13.176                1,790
Scudder VLIF Growth & Income (5/1/98)       13.683
        1998.....................................            12.847               22,458
Scudder VLIF International (12/13/96)       11.719
        1996.....................................            12.067                    0
        1997.....................................            13.004               15,759
        1998.....................................            15.223               40,818
T.Rowe Price Equity Income (12/13/96)       13.501
        1996.....................................            13.731                    0
        1997.....................................            17.481               52,630
        1998.....................................            18.839              118,982
T.Rowe Price International (12/13/96)       11.560
        1996.....................................            11.976                    0
        1997.....................................            12.200               23,539
        1998.....................................            13.964               57,275
T.Rowe Price Limited-Term Bond (12/13/96)   10.582
        1996.....................................            10.582                    0
        1997.....................................            11.160               31,032
        1998.....................................            11.828              114,315
T.Rowe Price New America Growth             15.121
                          (12/13/96)
        1996.....................................            15.496                    0
        1997.....................................            18.543               19,742
        1998.....................................            21.712               55,861
T.Rowe Price Personal Strategy Balanced     12.552
(12/13/96)
        1996.....................................            12.719                    0
        1997.....................................            14.833               50,339
        1998.....................................            16.755              130,290

*    Accumulation Unit Values are rounded to the nearest hundredth of a cent.
**   Number of Accumulation Units is rounded to the nearest unit.

-----------------------------------------------------------
ABOUT US

    We are Companion Life Insurance Company, a stock life insurance company organized under the laws of the State of New York in1949. We are a wholly-owned subsidiary of United of Omaha Life Insurance Company, which is a subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provide life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, made popular through its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. Companion is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in New York. As of December 31, 1998, United of Omaha had assets of over $502 million.
    We may from time to time publish (in advertisements, sales literature and reports to policy owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best, Moody's Investors Service, Standard & Poor's Corporation, and Duff & Phelps, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Policy.

-----------------------------------------------------------
INVESTMENT OPTIONS

               The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suits your long-term

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options --- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or the fixed rate option. Allocations must be in whole percentages and total 100%.

    You can choose among 25 variable investment options and a fixed rate option.

o    VARIABLE INVESTMENT OPTIONS

        With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

               The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name. For detailed information about any portfolio, including its performance history, refer to the prospectus for that portfolio.

        The Variable Account, Companion Separate Account C, provides you with 25 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your policy depends directly on the investment performance of the portfolios that you select.

    The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or Companion. The Variable Account was established as a separate investment account of Companion under New York law on February 14, 1994. Under New York law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of other separate investment accounts or other business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the portfolios. We do not make any representations about their future performance. THE PORTFOLIOS MAY FAIL TO MEET THEIR OBJECTIVES, AND THEY COULD GO DOWN IN VALUE. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this prospectus.


---------------- ---------------------------------------------------- ------------------------------------
                             Variable Investment Options
     Asset               under Companion Separate Account C                        Objective
  Category *                  (Series Fund - Portfolio)
                 ---------------- -----------------------------------------------------------------------------------------
                                                       Investments
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -
                 MFS Emerging Growth Series Portfolio (5)             Long-term capital appreciation.
                 -----------------------------------------------------------------------------------------
Aggressive
Growth
                 -----------------------------------------------------------------------------------------
                            Common stocks of small and medium-sized companies with growth potential.
                            May make limited investments in lower rated bonds or comparable unrated securities.
                 -----------------------------------------------------------------------------------------
                 Alger American Fund -
                 Alger American Small Capitalization Portfolio (1)    Long-term capital appreciation.
                 ---------------------------------------------------- ------------------------------------
                            Common stocks of companies with total market  capitalization  of less than $1 billion.
                            Such securities may have limited  marketability and be subject to more abrupt or erratic market movements than the general equity market.
---------------- -----------------------------------------------------------------------------------------
                 Pioneer Variable Contracts Trust -                   Long-term capital appreciation
Real Estate      Pioneer Real Estate Growth Portfolio (8)             with current income.
---------------- ---------------------------------------------------- ------------------------------------
                            Real estate investment trusts (REITs) and other real estate industry companies.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price International Series, Inc. -
                 T. Rowe Price International Stock Portfolio (10)     Long-term capital appreciation.



International
---------------- ---------------------------------------------------- ------------------------------------
                            Common stock of foreign companies.
---------------- -----------------------------------------------------------------------------------------
                 Scudder Variable Life Investment Fund -
                 Scudder VLIF International Portfolio (9)             Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stock of foreign companies, diversified among several countries and industries.
---------------- -----------------------------------------------------------------------------------------
                 Scudder Variable Life Investment Fund -              Long-term capital appreciation
                 Scudder VLIF Global Discovery Portfolio (9)          with current income.
---------------- -----------------------------------------------------------------------------------------
                            Common stocks of small foreign and domestic companies, including to a limited extent in lower rated bonds or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Morgan Stanley Dean Witter Universal Funds, Inc. -
                 MSDW Emerging Markets Equity Portfolio (6)           Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities of "emerging" foreign countries (countries whose economies are developing strongly and where equity markets are becoming sophisticated).
                            Such investments may not be feasible or may involve unacceptable political risks in some countries, and may involve greater risk than securities in more developed countries and markets.
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -                       High current income
Bond -           MFS High Income Series Portfolio (5)                 and capital appreciation.
High Yield
---------------- ---------------------------------------------------- ------------------------------------
                            Diversified bond portfolio, some of which may involve equity features, including lower-rated bonds or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Equity Series, Inc. -
                 T. Rowe Price New American Growth Portfolio (11)     Long-term capital appreciation.

    Growth
---------------- -----------------------------------------------------------------------------------------
                            Common stocks of companies in the service sector of the economy.
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -
                 MFS High Income New American Growth Portfolio (11)   Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stocks or securities convertilbe into common stocks of companies expected to possess better than average prospects for long-term growth.  May invest to a limited extent in lower-rated securities or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Fund II -
                 Fidelity VIP II Contrafund Portfolio (3)             Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities of companies, foreign and domestic, that are currently undervalued, unpopular or overlooked, but analysts believe show potential for growth.  May use techniques to hedge risk.
---------------- -----------------------------------------------------------------------------------------
                 Alger American Fund -
                 Alger American Growth Portfolio (1)                  Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stocks of companies with total market capitalization of $1 billion or more.

                                       13

---------------- -----------------------------------------------------------------------------------------
                 Pioneer Variable Contracts Trust -
                 Pioneer Capital Growth Portfolio (8)                 Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities of companies, foreign and domestic, that are currently undervalued, unpopular or overlooked, but analysts believe show potential for growth.
---------------- ---------------------------------------------------- ------------------------------------
                 MFS Variable Insurance Trust -
                 MFS Capital Opportunities Series Portfolio (5)       Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stocks of foreign and domestic companies.  May make limited investments in lower rated bonds or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Fund II -       Long-term capital appreciation
                 Fidelity VIP II Index 500 Portfolio (3)              with current income.
Growth &
Income
---------------- ---------------------------------------------------- ------------------------------------
                            Common stocks of companies that comprise the Standard & Poor's 500 index.
---------------- -----------------------------------------------------------------------------------------
                 Scudder Variable Life Investment Fund -              Long-term capital appreciation
                 Scudder VLIF Growth & Income Portfolio (9)           with current income.
---------------- ---------------------------------------------------- ------------------------------------
                            Common and preferred stocks, and securities convertible into common stocks, of large established companies.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Equity Series, Inc. -
                 T. Rowe Price Equity Income Portfolio (11)           Dividend income and capital
Equity                                                                appreciation.
Income
---------------- -----------------------------------------------------------------------------------------
                            Common stocks of established companies that pay dividends.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Fund -          Dividend income and capital
                 Fidelity VIP Equity Income Portfolio (3)             appreciation surpassing the S&P
                                                                      500 average.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities of established companies that produce income and capital appreciation.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Equity Series, Inc. -     (11)
                 T. Rowe Price Personal Strategy Balanced Portfolio   Dividend income and capital
                                                                      appreciation.
Balanced
---------------- ---------------------------------------------------- ------------------------------------
                            Diversified portfolio of stocks, bond and money market securities.  Bond holdings are primarily investment grade, but can include more volatile unrated bonds.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Fund II -
                 Fidelity VIP II Asset Manager Growth Portfolio       Long term capital appreciation.
                 (3,4)
---------------- ---------------------------------------------------- ------------------------------------
                            Diversified portfolio of domestic and foreign stocks, bonds, money market securities, and derivative transactions.
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -                       Capital appreciation and growth
Bond -           MFS Global Governments Series Portfolio (5)          with moderate current income.
International
---------------- ---------------------------------------------------- ------------------------------------
                            Foreign and U.S. government bonds.
---------------- -----------------------------------------------------------------------------------------
                 Insurance Management Series -
                 Federated Fund for U.S. Government Securities II     Current income.
                 Portfolio (2)

Bond -
Domestic
---------------- -----------------------------------------------------------------------------------------
                            U.S. Government bonds.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Fixed Income Series, Inc. -            High level of current income
                 T. Rowe Price Limited Term Bond Portfolio (11)       consistent with modest price
                                                                      fluctuations.
---------------- ---------------------------------------------------- ------------------------------------
                            Short- and intermediate-term investment grade debt securities.
---------------- -----------------------------------------------------------------------------------------
                                                                      Above average return from a
                 Morgan Stanley Dean Witter Universal Funds, Inc. -   diversified portfolio of fixed
                 MSDW Fixed Income Portfolio (7)                      income securities and derivatives.
---------------- ---------------------------------------------------- ------------------------------------
                            Medium to high quality fixed income investments of intermediate maturity.
---------------- -----------------------------------------------------------------------------------------
                 Insurance Management Series -                        Current income consistent with the
Money Market     Federated Prime Money Fund II Portfolio (2)          stability of principal.
---------------- ---------------------------------------------------- ------------------------------------
                            Money market instruments maturing in 13 months or less.  This portfolio is not insured by the U.S. government, and there is no guarantee it will be able to maintain a stable net asset value per share.
---------------- -----------------------------------------------------------------------------------------

(*) Asset Category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount of the Variable Account.

Investment advisers of the Series Funds:
    (1) Fred Alger Management, Inc.
    (2) Federated Advisors.
    (3) Fidelity Management & Research Company.
    (4) Fidelity Investment  Management and Research (U.K.) Inc., and Fidelity
        Management  and  Research  Far  East  Inc.,   regarding  research  and
        investment recommendations with respect to companies based outside the United States.
    (5) Massachusetts Financial Services Company.
    (6) Morgan Stanley Dean Witter Asset Management, Inc.
    (7) Miller Anderson & Sherrerd, LLP.
    (8) Pioneer Investment Management.
    (9) Scudder Kemper Investments, Inc.
    (10) Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert
        Fleming Holdings Limited.
    (11)   T. Rowe Price Associates, Inc.

               The investment advisers of the Series Funds and the investment portfolios are described in the prospectuses for the Series Funds. We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies, a description of risks involved in investing in each of the portfolios, and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

    The performance history of each Variable Account Subaccount, which gives you an indication of how each portfolio has performed and the effect of Policy expenses on that performance, is discussed in the Statement of Additional Information. You may obtain a copy from us. The performance history of each portfolio is more fully described in the Series Fund prospectus for each portfolio. Past performance may not be an indication of future performance.

    Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Fund which accompany this prospectus.

    We may receive revenues from the investment portfolios or their investment advisers. These revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

o   Adding, Deleting, or Substituting Variable Investments

    We do not control the Series Funds, so cannot guarantee that any of the portfolios will always be available. We retain the right to change the Variable Account and its investments. This means we may eliminate the shares of any portfolio held in our Variable Account and to substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.
    New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II Portfolio.
    If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

FIXED RATE OPTION
                    All amounts allocated to the Fixed Account become part of the general account assets of Companion Life. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff have not reviewed the general account disclosures in this Prospectus.

    With the fixed rate option, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate of at least 3% per year (compounded annually). However, you bear the risk that we will not credit more than 3% interest per year. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. We have full control over how assets allocated to the fixed rate option are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For details regarding the fixed investment options, see the Policy.

o   Fixed Account

    One transfer out of the Fixed Account is allowed each Policy Year. (This limit does not apply under the Dollar Cost Averaging or Asset Allocation programs.) The maximum amount that can be transferred out of the Fixed Account during any Policy Year is 10% of Fixed Account value on the date of the transfer. No charge is imposed on such transfers. We reserve the right to modify transfer privileges at any time. Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account may be delayed for up to six months, and withdrawals may be subject to a Withdrawal Charge. For purposes of crediting interest, the most recent payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next most recent payment plus interest is considered to be transferred out next, and so on (a "last-in, first-out" procedure).

                    We have sole discretion to set the current interest rates of the Ffixed Account. We do not guarantee the level of future current interest rates of the Fixed Account, except that they will not be less than an effective rate of 3% per year compounded annually.

    The Fixed Account is part of our general account assets. The General Account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the Fixed Account or transfer amounts from the Variable Account to the Fixed Account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate option. We have sole discretion to invest the assets of our general account, subject to applicable law.
    We guarantee that money invested in any fixed rate option will earn an effective rate of at least 3% per year (compounded annually). Once declared, we guarantee that any rate will last for at least one year.
    We guarantee that, at any time prior to the Annuity Starting Date, the amount in your Fixed Account will not be less than the amount of purchase payment allocated or Accumulation Value transferred to the Fixed Account, plus interest at an effective rate of 3% per year, plus excess interest (if any) credited to amounts in the Fixed Account, less premium or other taxes allocable to the Fixed Account, and less any amounts deducted from the Fixed Account in connection with partial withdrawals (including any Withdrawal Charges) or transfers to the Variable Account.

o   TRANSFERS

    The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy owners by having a detrimental effect on portfolio management. Prior to the Annuity Starting Date, you may transfer Policy value from one Subaccount to another, from the Variable Account to the Fixed Account, or from the Fixed Account to any Subaccount, as often as you like, subject to these rules:

    Transfer Rules:
o We must receive notice of the transfer --- either Written Notice or an authorized Telephone Transaction.
o The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
o The first 12 transfers each Policy Year from Variable Account Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred.
o    A transfer from the Fixed Account:
     -    currently may be made only once each Policy Year;
     -    is free;
     -    does not count toward the 12 free transfer limit; and
     - is limited during any Policy Year to 10% of the Fixed Account value on the date of the transfer.
o We reserve the right to limit transfers, or to modify transfer privileges, for any permissible reason.

o If the Accumulation Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime Money Fund II Portfolio.
o Transfers made pursuant to participation in the Dollar Cost Averaging, Asset Allocation or Rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a Transfer fee. See the sections of this prospectus describing those programs for the rules of each program.
o If you transfer amounts from the Fixed Account to the Variable Account, we can restrict or limit any transfer of those amounts back to the Fixed Account.

    Third-Party Transfers. Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. We can suspend or cancel our acceptance any time upon notice to you. An example of a reason might be if the third party is practicing "market timing." We can also limit the availability of Subaccounts and the Fixed Account for transfers by the third party, upon notice to you. We would not impose such restrictions where we have Written Notice that the third party has been duly appointed by a court or by you to act on your behalf for all your financial affairs.

o   DOLLAR COST AVERAGING

    Our Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the Fixed Account to any Subaccount(s). You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the Dollar Cost Averaging program are:

                    The Dollar Cost  Averaging  program is intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in higher Policy value or otherwise be successful.

    Dollar Cost Averaging Rules:
o    The Dollar Cost Averaging program is free.
o We must receive notice of your election and any changed instruction --- either Written Notice or an authorized Telephone Transaction.
o    Automatic  transfers  can  occur  monthly,  quarterly,   semi-annually,  or
     annually.
o There must be at least $5,000 of Accumulation Value in the applicable Subaccount or Fixed Account.
o Amount of each transfer must be at least $100, and must be $50 per Subaccount.
o If transfers are made from the Fixed Account, the maximum annual transfer amount is 10% of that account's value at the time of the first Dollar Cost Averaging transfer. There is no maximum transfer amount limitation out of the Subaccounts of the Variable Account.
o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's free look ("right to examine") period.
o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or the Fixed Account is less than $500.

o    ASSET ALLOCATION PROGRAM

    The Asset Allocation program allows you to allocate purchase payments and policy value among the variable investment options. You can specify your own desired allocation instructions, or you can choose to use one of the five Asset Allocation Models outlined below. The fixed rate option is not included in this program.

                    The Asset Allocation Program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

    Asset Allocation Program Rules:
o    The Asset Allocation program is free.
o You must request the Asset Allocation program in the Policy application or by Written Notice. Changed instructions, or a request to end this program, must also be by Written Notice.
o You must have at least $10,000 of Accumulation Value to begin the Asset Allocation program.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.


--------------------------------------------------------------------------------------------------------
                                        ASSET ALLOCATION MODELS
                                          CURRENT ALLOCATIONS*
------------------------------------ ------------- ------------- ----------- -------------- ------------
             Portfolio                Principal     Portfolio    Income         Capital       Equity
        (listed aggressive            Conserver     Protector     Builder     Accumulator    Maximizer
                                     (conservative)(moderately   (moderate)   (moderately   (aggressive)
         to conservative)                          conservative)              aggressive)
                                          %             %            %             %             %
------------------------------------ ------------- ------------- ----------- -------------- ------------

Alger American Small Capitalization                     3            5            12            18
Pioneer Real Estate Growth                                           4             5             6
T.Rowe Price International Stock          6             15                        27            31
Scudder International                                                19
MFS High Income Series                    4             5            5
T.Rowe Price New America Growth                                                                  6
MFS Capital Opportunities Series          3             8            12           16            10
Fidelity VIP II Index 500                 5             10           10           13            13
T.Rowe Price Equity Income                              10                        15
Fidelity VIP Equity Income                8                          15                         16
MFS Global Governments Series             4             5            5
T.Rowe Price Limited-Term Bond            43            31           20           12
MSDW Fixed Income                         3
Federated Prime Money Fund II             24            13           5
--------------------------------------------------------------------------------------------------------
 *    We retain the right to change allocation model allocations or to substitute portfolio  options  therein in future  updated  prospectuses.  Amounts  you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
--------------------------------------------------------------------------------------------------------

    We use Ibbotson Associates to develop the Asset Allocation Model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.


o   REBALANCING PROGRAM

The Rebalancing program allows you to rebalance your Accumulation Value amount the variable investment options and the Fixed Account pursuant to your initial allocation percentage instructions on a quarterly, semiannual, or annual basis. You may change your rebalancing allocation instructions at any time. Any change will not be effective until the next rebalancing occurs.

               The Rebalancing Program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

    Rebalancing Program Rules:
o    The Rebalancing program is free.
o You must request the Rebalancing program and give us your rebalancing instructions by Written Notice. Changed instructions, or a request to end this program must also be by Written Notice.
o You must have at least $10,000 of Policy Accumulation Value to begin the Rebalancing program.
o    You may have rebalancing occur quarterly, semiannually or annually.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.

----------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS

     The Ultrannuity Series V Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as you live. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Some key rights and benefits under the Policy are summarized in this prospectus; however, you must refer to the Policy itself for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under an Annuity Payout Option or as a death benefit.

o    POLICY APPLICATION AND ISSUANCE

                    Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

    To purchase a Policy, you must submit an application and a minimum initial purchase payment. A Policy usually will be issued only if you are age 0 through
83. We may reject any application or purchase payment.
    If your application is in good order upon receipt, we will credit your initial net purchase payment to the Policy's Accumulation Value within two Business Days after the later of the date we receive your application or your payment. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial purchase payment unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met. The date we credit your initial net purchase payment to your Policy's Accumulation Value is the Date of Issue.
    You can purchase a tax-qualified policy in connection with a Section 401(a) pension or profit-sharing plan, a Section 403(b) tax-sheltered annuity or an IRA or Roth IRA, subject to certain limitations (see the FEDERAL TAX MATTERS section of this prospectus).

o Application in Good Order. All questions must be answered, but particularly note these requirements:
- The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
-    Your  purchase  payment   allocations  must  be  completed,   be  in  whole
     percentages, and total 100%.
-    Initial purchase payment must meet minimum purchase payment requirements.
-    Your signature and your agent's signature must be on the application.
-    Identify the type of plan, whether it is nonqualified or qualified.
-    City, state, and date application was signed must be completed.
-    Your agent must be both properly licensed and appointed with us.

o    Purchase Payment Requirements

    Your purchase payment checks should be made payable to " Companion Life Insurance Company" and sent to us. We may postpone crediting any payment made by check to your Policy's Accumulation Value until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our Electronic Fund Transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources.

    Initial Purchase Payment:
-    The only purchase payment required. All others are optional.
- Must be at least $5,000; $2,000 if payment is made via our Electronic Fund Transfer program. We have the right to change these payment requirements.

    Additional Purchase Payments:
- Must be at least $500; $100 if payments are made via our Electronic Fund Transfer program. We have the right to change these payment requirements.
-    A separate Withdrawal Charge period applies to each purchase payment.
- Will not be accepted on or after the Policy anniversary following your 83rd birthday.

o    Allocating Your Purchase Payments
    You must allocate your purchase payments to one or more of the variable investment or fixed rate option. Initial allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.

-    Allocations must be in whole percentages, and total 100%.
- The minimum allocation amount is $500 ($100 under the Electronic Fund Transfer program).
- Change your allocation by sending us Written Notice or through an authorized Telephone Transaction. The change will apply to payments received on or after the date we receive your notice or authorization.
- All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's free look period may be subject to special requirements.
- We will allocate your initial purchase payment to your selected Subaccounts on the Date of Issue.

o    ACCUMULATION VALUE

    On your Policy's Date of Issue, the Accumulation Value equals the initial purchase payment. On any Business Day thereafter, the Accumulation Value equals the sum of the values in the Variable Account and the Fixed Account. The Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the Fixed Account) as well as the Policy's deductions for charges. A Business Day is any day the New York Stock Exchange is open.

o    Variable Account Value.
    The value in the Variable Account equals the sum of the Accumulation Values for each Subaccount. The Accumulation Value for each Subaccount equals:
     (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
     (b)  the current Accumulation Unit value.

     A net purchase payment or transfer allocated to a Subaccount is converted into Accumulation Units by dividing it by the Accumulation Unit value for the day during which the net purchase payment or transfer is allocated to the Variable Account. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established (except it was $1 for the Federated Prime Money Fund II Subaccount). The Accumulation Unit value may increase or decrease from one day to the next.

     The Accumulation  Unit  value  for a  Subaccount  on  any  Business  Day is calculated  as  follows:
          (a) The net asset value per share of the investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b) the cumulative unpaid charge for the Mortality and Expense Risk Charge and Administrative Expense Charge; minus
          (c) any applicable charge for federal and state income taxes, if any; the result divided by
          (d) the total number of Accumulation Units held in the Subaccount on that date, before the purchase or redemption of any Accumulation Units on that day.
Positive investment experience of the applicable portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Unit values. Expenses and deductions will have a negative effect on Unit values.

o   Fixed Account Value.
    The Accumulation Value of the Fixed Account on any Business Day equals:
          (a) the Accumulation Value at the end of the preceding Policy Month; plus
          (b) any net purchase payments credited since the end of the previous Policy Month; plus
          (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
          (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
          (e) any partial withdrawal and Withdrawal Charge taken from the Fixed Account since the end of the previous Policy Month; plus
          (f)  interest credited on the Fixed Account balance.


o   TELEPHONE TRANSACTIONS

    Telephone Transactions Permitted      Telephone Transaction Rules:
o   Transfers.                            o   Only you may elect.  Do so on the Policy application or by
o   Partial Withdrawals of $10,000 or         prior Written Notice authorization to us.
        less by you (may be restricted    o   Must be received by close of the New York Stock Exchange
        in community property states).        ("NYSE") (usually 3 p.m. Central Time); if later, the
o   Change of purchase payment                transaction will be processed the next day the NYSE is
        allocations.                          open.
                                          o   Will be recorded for your protection.
                                          o   For  security,  you  must  provide
                                              your Social Security number and/or
                                              other identification information.
                                          o   May be discontinued at any time as
                                              to some or all Policy Owners.
    We  are  not  liable  for   following   authorized   Telephone   Transaction
instructions we reasonably believe to be genuine.

o   DEATH OF ANNUITANT

    Upon the Annuitant's death, you may name a new Annuitant. If any Owner is the Annuitant, then upon that Owner's death, the Policy's applicable death benefit becomes payable to the named Beneficiary(ies). However, if the Beneficiary is the deceased Owner's spouse, then upon that Owner's death the spouse may be permitted under federal tax law to become the new owner of the Policy and to name an Annuitant and different Beneficiaries.

o   MINOR OWNER OR BENEFICIARY

    A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the Trustee of a Trust established for the minor's benefit, or through the minor's named and court appointed guardian, who own the Policy in their capacity as Trustee or Guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's Trustee or Guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we retain the minor's interest on deposit until the minor attains the age of majority.

o   POLICY TERMINATION

    We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $500. This cancellation would be a full surrender of the Policy.

-----------------------------------------------------------
EXPENSES

    The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each Series Fund prospectus.

o   WITHDRAWAL CHARGE


   -----------------------------------------------------------------------------
   Years Since Receipt of Purchase    1    2    3     4    5     6    7    8+
   Payment
   Applicable Withdrawal Charge      7%    6%   5%   4%    3%   2%    1%   0%
   Percentage
   -----------------------------------------------------------------------------

We determine the amount of the Withdrawal Charge by multiplying the amount of each purchase payment withdrawn by the applicable Withdrawal Charge percentages. The oldest purchase payment is considered to be withdrawn first; the next oldest purchase payment is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure). All purchase payments are deemed to be withdrawn before any earnings.

    We will deduct a Withdrawal Charge, expressed as a percentage of any purchase payment surrendered or withdrawn, upon a full surrender or partial withdrawal. A Withdrawal Charge may also be deducted on the Annuity Starting Date from amounts applied to provide annuity payments. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The Withdrawal Charge percentage varies depending upon the number of years elapsed since the date the purchase payment was made. The amount of a partial withdrawal you request plus the Withdrawal Charge is deducted from the Accumulation Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a pro rata basis, unless you instruct us otherwise.

     The Withdrawal Charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts (if any) derived from the Mortality and Expense Risk Charge (described below).

o   Free Withdrawals

     Each Policy Year, you can withdraw up to 15% of Accumulation Value without incurring a Withdrawal Charge. This "free withdrawal amount" is based on the Accumulation Value at the time of the first withdrawal each Policy Year.
Additional limits apply to withdrawals from the Fixed Account. A Withdrawal Charge is not applied on the Annuity Starting Date if you apply the Accumulation Value after the second Policy anniversary to provide lifetime annuity payments under Payout Option 4 (but it does apply to proceeds placed under any other Payout Options). No Withdrawal Charge is deducted upon death benefit payments or, under tax-qualified plans, any refund of contributions paid in excess of your deductible amounts.

o   Withdrawal Charge Waivers

     We will waive the Withdrawal Charge upon partial withdrawals and surrenders in the following situation.

     Disability Waiver. Any withdrawal where you are physically disabled. We may require proof of such disability. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.
     The Disability Waiver is not available if any Owner is age 65 or older on the date of withdrawal.

MORTALITY and EXPENSE RISK CHARGE

                    1.00%annual Rate, deducted daily from net assets in the Variable Account.

    We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.00% (.0027535% daily) of the value of the net assets in the Variable Account, and will not increase. This charge is reflected in the accumulation unit values for each Subaccount.
    Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Starting Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.
    Our expense risk is that our costs to administer your Policy will exceed the amount we collect through Administrative Charges.
    If the Mortality and Expense Risk Charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge. If the Withdrawal Charge does not cover our Policy distribution costs, the deficiency is met from our general corporate assets, which may include amounts, if any, derived from this Mortality and Expense Risk Charge.

o   ADMINISTRATIVE CHARGES

Policy Fee          $30 annually
------------------- ------------------------------------
                    0.20% annual Rate (0.0005485%
Administrative      daily), deducted daily from net
Expense Charge      assets of each Subaccount


    These charges help cover our cost to administer your Policy and will not increase.

    We deduct the Policy Fee from your Policy's Accumulation Value on the last Business Day of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This fee is levied by canceling Accumulation Units. The Policy Fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account. This fee is waived if your Policy's Accumulation Value exceeds $50,000 on the last Business Day of the applicable Policy Year. This fee is also waived for employees of ours or our affiliated Mutual of Omaha Companies.

o   TRANSFER FEE

                    $10 per Subaccount transfer after 12 free transfers each Policy Year.

    The first 12 transfers from Variable Account Subaccounts, and all transfers from the Fixed Account are free. The Transfer Fee is deducted from the amount transferred. Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar Cost Averaging, Asset Allocation, and Rebalancing program transfers do not count toward the 12 free transfers.

o   TAXES

                    Currently, NONE.

    No charges are currently made for taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

o   OTHER EXPENSES;
    INVESTMENT ADVISORY FEES

                    See INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.

    Each Series Fund portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompany this prospectus. They are also summarized in Series Fund Annual Expenses Table in the INTRODUCTION AND SUMMARY section at the beginning of this prospectus.

-----------------------------------------------------------
POLICY DISTRIBUTIONS

    There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Tax penalties and Withdrawal Charges may apply to amounts taken out of your Policy before the Annuity Starting Date. Your Policy also provides several kinds of death benefits to be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

o   WITHDRAWALS

                    Withdrawals  may be subject to:
                     - Income Tax
                     - Penalty Tax
                     - Withdrawal Charge

    You may withdraw all or part of your Policy's Cash Surrender Value prior to the Annuity Starting Date. The Cash Surrender Value is the Accumulation Value less any Withdrawal Charge or Policy Fee. Amounts withdrawn, except for "Free" Withdrawals described below, are subject to a Withdrawal Charge. Following a full surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

    "Free" Withdrawals

    Each Policy Year you may withdraw up to 15% of your Policy's Accumulation Value, as of the date of the first withdrawal that year, without deduction of a Withdrawal Charge (additional limits apply to withdrawals from the Fixed Account). The 15% amount is determined when the first withdrawal is made; additional Purchase Payments contributed later in that Policy Year or on the date of your request are not included in determining that 15% amount.

    Systematic Withdrawal Plan

    The Systematic Withdrawal Plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this Plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to Charges; you may wish to consult a tax adviser before requesting this Plan.

    Withdrawal Rules

o Withdrawals must be by Written Notice or authorized Telephone Transaction. The request for "Systematic Withdrawal Plan" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.
o Minimum withdrawal is $500 from any investment option ($100 for the Systematic Withdrawal Plan).
o Any partial withdrawal must leave an Accumulation Value of at least $500. If less than $500 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.
o    No more than a pro rata amount (or 10% of the Fixed  Account,  whichever is less) may be withdrawn from the Fixed Account for any partial withdrawal. Only one withdrawal per year is allowed out of the Fixed Account.
o Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the Fixed Account in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.
o Because a Withdrawal Charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate the Variable Account, the total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total purchase payments made.
o Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax.

ANNUITY PAYMENTS


Annuity payments:
-       be fixed or variable;
- may be subject to a Withdrawal Charge if made within 2 years of the last purchase payment.
-       may be taxable, and if premature, subject to a tax penalty.

    A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the Annuity Payout Option selected.
    Annuity payments may be subject to a Withdrawal Charge. A Withdrawal Charge is not applied on the Annuity Starting Date if you apply the Accumulation Value after the second Policy anniversary to provide lifetime annuity payments under Annuity Payout Option 4. However, the Withdrawal Charge does apply to Proceeds placed under other Annuity Payout Options.
    Annuity payment payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any Annuity Payout Option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

    Fixed Annuity Payments. Fixed annuity payments are based on a fixed rate of interest at or higher than the minimum guaranteed effective annual rate of 3%. We have sole discretion whether or not to pay a higher rate for Payout Options 1, 2, 3, or 6 (see below). Current immediate annuity rates for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" mortality table, and 3% guaranteed interest rate. Current amounts, and further information, may be obtained from us.
         Fixed annuity payments are available under all six Annuity Payout Options. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.

     Variable Annuity Payments. Variable annuity payments, other than the first, vary in amount depending upon the investment performance of the applicable Subaccounts.

    The first variable annuity payment amount is determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the Payout Option chosen. The tables are determined from the 1983 Table "a" mortality table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the Annuity Purchase Value of each Subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular Subaccount.

               "Annuity Purchase Value" is the Accumulation Value on the Annuity Starting Date reduced by any applicable Withdrawal Charge, annual Policy fee, income taxes and penalty tax.

    Subsequent annuity payment amounts (after the first) are the sum of: the number of Variable Annuity Units for each Subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that Subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month. The number of Variable Annuity Units for each Subaccount is calculated by dividing the dollar amount of the first payment attributable to that Subaccount by the Annuity Unit Value as of the date the Amount of the first payment is calculated.

     If the net investment return of a Subaccount for a payment period is equal to the pro rated portion of the 4% annual assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period. To the extent that such return for a period falls short of an annualized rate of 4%, the payment for that period will be less than the payment for the prior period.

    Only Annuity Payout Options 2, 4 and 6 are available for variable annuity payments.

o   Annuity Starting Date

               Only 4 transfers are allowed each Policy Year after the Annuity Starting Date.

    You select the Annuity Starting Date on the Policy application. This is the date that annuity payments begin. This date may be as late as the Annuitant's 90th birthday. Tax- qualified Policies may require an earlier Annuity Starting Date. You may change this date be sending Written Notice for our receipt at least 30 days before the then current Annuity Starting Date.

o   Transfers after the Annuity Starting Date
    After the Annuity Starting Date, you may transfer amounts applied to variable annuity payments from one Subaccount to another or to the Fixed Account. Transfers are based on the Variable Annuity Unit values for the Business Day during which we receive your transfer request. A designated number of Variable Annuity Units of the designated Subaccount(s) is exchanged for another Subaccount(s) Variable Annuity Units, the value of which is such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange.

o   Selecting an Annuity Payout Option

               The longer the guaranteed or projected Annuity Payout Option period, the lower the amount of each annuity payment.

    You choose the Annuity Payout Option on your Policy application. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the Annuity Starting Date. If no selection is made by then, we will apply Accumulation Value in the Variable Account to provide variable annuity payments, and Accumulation Value in the Fixed Account to provide fixed annuity payments, and annuity payments will be made under Option 4 providing lifetime income with payments guaranteed for 10 years. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the Payout Option chosen would result in periodic payments of less than $20.
    If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the Annuity Payout Options (unless applicable law or a settlement agreement dictate otherwise).

o   Annuity Payout Options
    If the continuation of variable payments being made under Option 2 or 6 does not depend upon the payee remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payments under Option 2 or 6 depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once Option payments commence, payments will end upon the payee's death.
    When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.
    NOTE: Unless you elect a Payout Option with a guaranteed period or Option 1, it is possible that only one annuity payment would be made under this Annuity Payout Option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.
    Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service.
(Withholding is mandatory for certain tax-qualified Policies.)

    The following Annuity Payout Options are currently available:

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of proceeds, which include interest, are shown in a table in the Policy.

4) Lifetime Income. Proceeds are paid as monthly income during the Annuitant's life. The amount of the monthly income annuity payment will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983 Table "a" mortality table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Annuitant, our then current lifetime monthly income rates for payment of proceeds. If a variable Payout Option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable variable investment options.
     Guarantees available:
        Guaranteed Period - An amount of monthly income annuity payments is determined that we guarantee to pay for a specified number of years, and thereafter during the Annuitant's life. Guaranteed Amount - An amount of monthly income annuity payment is determined that we guarantee to pay until the sum of the payments equal the proceeds placed under the Option and as long after that as the Annuitant lives.

5)  Lump-Sum.  Proceeds are paid in one sum.

6) Alternative Schedule. We may be able to accommodate making annuity payments under other Options, including joint and survivor periods. Contact us for more information.

o   DEATH BENEFITS

A Death Benefit is payable upon:
- Purchase Payment check or draft being honored (i.e., your Policy is in force);
-       receipt of Due Proof of Death of the first Owner to die;
-       election of an Annuity Payout Option (or lump- sum payment) ; and
-       proof that such Owner died before Annuity Payments begin.

               "Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

    We will pay the death benefit within seven days after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an Annuity Payout Option (including a lump-sum payment) to the extent allowed by applicable law and any settlement agreement in effect at your death. If the Beneficiary does not make an Annuity Payout Option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.

    If an Owner of the Policy is a corporation, trust or other nonindividual, we treat the primary Annuitant as an Owner for purposes of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.

     If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death. (If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code
Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.)

o   Standard Death Benefit

    If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and we will pay a death benefit to your Beneficiary. The death benefit equals the largest of:
     1) your Policy's Accumulation Value (without deduction of the Withdrawal Charge) on the later of the date we receive Due Proof of Death and an annuity Payout Option election; or
     2)   the sum of net Purchase Payments, less partial withdrawals.
    (If you or a joint Owner dies on or after the Annuity Starting Date and before all Proceeds have been paid, no death benefit is payable, but any remaining Proceeds will be paid at least as rapidly as under the Annuity Payout Option then in effect.)

o   Beneficiary

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.
     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.
     If the Beneficiary is the your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.
     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

o   IRS Required Distribution

     Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.


-------------------------------------------------------
FEDERAL TAX MATTERS

        The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy.

        When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. o

TAXATION OF NONQUALIFIED POLICIES

     If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Policies owned by natural persons.

o Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

o Penalty Tax on Certain Withdrawals. In the case of a distribution from a Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

- made on or after the taxpayer reaches age 59 1/2;
- made on or after an Owner's death;
- attributable to the taxpayer's becoming disabled; or
- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

o Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

o Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

o Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

o Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

o Multiple Policies. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

o Further Information. We believe that the Policy qualifies as an annuity contract for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

TAXATION OF QUALIFIED POLICIES

     The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since many such plans already provide the same type of tax deferral as provided by the Policy. However, the Policy provides extra benefits and features that most retirement plans themselves do not provide (note that there are costs and charges in the Policy related to these extra benefits and features).

o Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2 , unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision in the Policy comports with IRA qualification requirements.

o Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

o Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Standard Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

o Tax-Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Standard Death Benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

o Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

o   POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


-----------------------------------------------------------
MISCELLANEOUS


o   DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha Nebraska 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers to distribute Policies. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to a broker-dealer are up to 7 1/2% of purchase payments.

o   VOTING RIGHTS

     We will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the portfolios, if and to the extent required by law. If, however, applicable law or regulation or interpretation of them is amended, and as a result we may vote Series Fund shares in its own right, we may do so. The Series Funds may not hold routine annual shareholder meetings.
     As a Policy Owner, you may have a voting interest in the portfolios you are invested in. You will receive proxy material, reports, and other materials relating to the appropriate portfolio in which you have voting interests.

o
YEAR 2000 ISSUES

    Like all financial services providers, we use systems affected by Year 2000 transition issues and rely upon service providers, including investment managers, whose own systems may also be affected. We are implementing a Year 2000 transition plan, and are confirming that our service providers are also doing so. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will prevent any negative impact on us. However, as of the date of this prospectus, we do not believe Year 2000 transition implementation will harm purchaser of Policies, or our Policy administration efforts.

o   LEGAL PROCEEDINGS

     As of the date of this prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

               DO YOU HAVE QUESTIONS?

               If you have questions about your Policy or this prospectus, you may contact your agent or broker who gave this prospectus to you, or you may contact us at: COMPANION LIFE, Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone 1-800-494-0067.

o   STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this prospectus by contacting us. You may also access it in our registration on the SEC's Web site (HTTP://WWW.SEC.GOV), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the Table of Contents to our Statement of Additional Information:

                                    Contents                 Page(s)
                      -------------------------------------- --------
                      The Policy - general provisions          2-3
                          Owner and Joint Owner
                          Death of Annuitant
                          Entire Contract
                          Deferment of Payment and
                          Transfers
                          Incontestability
                          Misstatement of Age or Sex
                          Nonparticipating
                          Assignment
                          Evidence of Age or Survival
                      -------------------------------------- --------
                      Federal Tax Matters                      3-4
                          Tax Status of the Policy
                          Taxation of Companion
                      -------------------------------------- --------
                      State Regulation of Companion             4
                      -------------------------------------- --------
                      Administration                           4-5
                      Records and Reports
                      Distribution of the Policies
                      Custody of Assets
                      -------------------------------------- --------
                      Historical Performance Data             5-14
                          Money Market Yields
                          Other Subaccount Yields
                          Total Returns
                          Other Performance Data
                      -------------------------------------- --------
                      Legal Matters                            14
                      -------------------------------------- --------
                      Other Information                        14
                      -------------------------------------- --------
                      Financial Statements                     14

                       STATEMENT OF ADDITIONAL INFORMATION

                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY

                Issued through: COMPANION LIFE SEPARATE ACCOUNT C

          Offered by: COMPANION LIFE INSURANCE COMPANY ("We, us, our")

                401 Theodore Fremd Ave., Rye, New York 10590-1493
            Service Office: P.O.Box 3664, Omaha, Nebraska 68108-0664


     This Statement of Additional information expands upon subjects discussed in the current prospectus for the Ultrannuity Series V Variable Annuity Policy (the "Policy"). You may obtain a copy of the prospectus dated May 1, 1999 by calling 1-800-238-9354 or by writing to us at: Companion Life, Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664. Terms used in the current prospectus for the Policy have the same meaning in this Statement.

     This Statement of Additional Information is not a prospectus. You should read it only in conjunction with the prospectuses for the Policy and the Series Funds.

Dated:  May 1, 1999

                                    Contents                 Page(s)
                      -------------------------------------- ---------
                      The Policy - general provisions             2
                          Owner and Joint Owner
                          Death of Annuitant
                          Entire Contract
                          Deferment of Payment and
                          Transfers
                          Incontestability
                          Misstatement of Age or Sex
                          Nonparticipating
                          Assignment
                          Evidence of Age or Survival
                      -------------------------------------- ---------
                      Federal Tax Matters                       3-4
                          Tax Status of the Policy
                          Taxation of Companion Life
                      -------------------------------------- ---------
                       State Regulation of Companion Life       4-5
                      Administration
                      Records and Reports
                      Distribution of the Policies
                      -------------------------------------- ---------
                       Custody of Assets                        5-11
                      Historical Performance Data
                          Money Market Yields
                          Other Subaccount Yields
                          Total Returns
                          Other Performance Information
                      -------------------------------------- ---------
                      Legal Matters                             11
                      Other Information
                      Financial Statements

     The following provides additional information about us and the Policy which may be of interest to you and is not addressed in the prospectus.

                         THE POLICY - GENERAL PROVISIONS
Owner and Joint Owner
     While you are alive, only you may exercise the rights under the Policy. You may change the Owner of the Policy as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Entire Contract
     The entire contract is the Policy, data page, any riders and the signed application, a copy of which will be attached to the Policy. All statements made in the application are deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.
     Any change of the Policy and any riders requires the consent of our authorized officer. No agent or registered representative has authority to change or waive any provision of the Policy.
     We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

Deferment of Payment and Transfers
     We will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:
     (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
     (b)  trading on the New York Stock Exchange is restricted;
     (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
     (d) the Securities Exchange Commission permits delay for the protection of security holders. The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
        We may defer transfers, payment of partial withdrawals or a surrender from the Fixed Account for up to six months from the date we receive Written Notice.

Incontestability
        We will not contest the validity of the Policy after its Date of Issue.

Misstatement of Age or Sex
        We may require proof of the Annuitant's age before making any life annuity payment. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and annuity payments will be determined using the correct age and sex. If misstatement of age or sex results in annuity payments that are too large, the overpayments will be deducted from future annuity payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

Nonparticipating
        No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

Assignment
        You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. The rights of any payee will be subject to a collateral assignment.
        If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

Evidence of Age or Survival
        We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.

Variable Annuity Units.
        All variable annuity payments other than the first are determined by means of Variable Annuity Units credited to the Policy with respect to the particular payee. The number of Variable Annuity Units for each Subaccount is the amount of the first annuity payment attributable to that Subaccount divided by the Annuity Unit Value for that Subaccount as of the Annuity Starting Date. The number of Variable Annuity Units of each particular Subaccount credited with respect to the payee or Annuitant then remains fixed unless a transfer of Variable Annuity Units is made as described below. The number of Variable Annuity Units will not change as a result of investment experience.
               For any Valuation Period, the value of a Variable Annuity Unit of a particular Subaccount is the Variable Annuity Unit value during the last Valuation Period for that particular Subaccount, multiplied by the Net
Investment Factor for that Subaccount for the current Valuation Period. The value of a Subaccount may increase or decrease from one Valuation Period to the next.
               The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:
        (a) is the net result of:
               (1) the net asset value of a portfolio share held in the Subaccount determined as of the end of the current Valuation Period, plus
               (2)  the per share amount of any declared and unpaid dividends or capital gains accruing to that portfolio, plus or minus
               (3)  a per share  credit or charge with respect to any taxes paid or reserved for by us during the Valuation Period which is determined by us to be attributable to the operations of the Subaccount;
        (b) is the net asset value per share of the Fund held in the Subaccount determined as of the end of the preceding Valuation Period plus or minus the per share credit or charge with respect to any taxes paid or reserved for the preceding Valuation Period; and
        (c) is the asset charge factor determined by us for the Valuation Period to reflect the Mortality and Expense Risk Charge and the Administrative Expense Charge deducted from the Variable Account. This factor is equal, on an annual basis, to 1.20% of the net asset value of the Variable Account.
The result is then multiplied by a factor that offsets the Assumed Investment Rate used to establish the Annuity Payment Rates found in the applicable Contract, which allows the actual investment rate to be credited. For a one day Valuation Period the factor is 0.99989255 using an Assumed Investment Rate of 4% per year.

                               FEDERAL TAX MATTERS
Tax Status of the Policy
        Diversification Requirements. Section 817(h) of the Internal Revenue Code provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury regulations.
        Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
        The Owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

        Distribution Requirements. The Code also requires that nonqualified Policies contain specific provisions for distribution of Policy Proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if you die on or after the Annuity Starting Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfies all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Companion Life
        We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF COMPANION LIFE

        We are subject to New York law and to regulation by the New York Division of Insurance. We file an annual statement with the New York Department of Insurance covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may certify the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times and a full examination of our operations is conducted periodically by the National
Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

                                 ADMINISTRATION

        Effective on or about March 3, 1997, we perform all administration for your Policy. Before then, we had an administrative services agreement with The Continuum Company, Inc. (a/k/a Vantage Computer Systems), ("Vantage"), P.O. Box 419472, Kansas City, Missouri 64141-6472. The services provided by Vantage under the agreement included issuance and redemption of the Policies, maintenance of records concerning the Policies, and certain valuation services. We have not paid any fees to Vantage in 1998. For the fiscal year ended December 31, 1997, Companion Life paid $ 11,132 total compensation to Vantage, and in fiscal year ended December 31, 1996 the amount was $ 64,445.

                               RECORDS AND REPORTS

        All our records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES

        The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.
        Mutual of Omaha Investor Services, Inc. ("MOIS") will be the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 7.5% of Purchase Payments. For the fiscal year ended December 31, 1998, we paid $ 1,237,130 in total compensation to MOIS; of this amount MOIS retained $ 415,824 as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 1997, these amounts were $ 317,260 and $ 165,800 respectively.

                                CUSTODY OF ASSETS

        We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                           HISTORICAL PERFORMANCE DATA

        From time to time, we may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.
        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the portfolio and its operating expenses.
        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective portfolios. The yield figures will not reflect the withdrawal charge.

Money Market Yields
        From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Federated Price Money Fund II portfolio) for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market portfolio or on its portfolio securities. As of 12/31/98, this current annualized yield is 3.37%.
        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per Unit charges for the hypothetical account for: (1) the annual Policy Fee; (2) the Administrative Expense Charge; and (3) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $30,000.
Yield figures will not reflect the withdrawal charge.
        Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market portfolio.
        The Securities and Exchange Commission also permits us to disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
        The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types of quality of portfolio securities held by the Money Market portfolio and the Money Market portfolio's operating expenses. Yields figures do not reflect the effect of any withdrawal charge that may be applicable to a Policy.

Other Subaccount Yields
        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

        The yield is computed by: (a) dividing the net investment income of the portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include:
(a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $30,000. The 30-day or one-month yield is calculated according to the following formula:
            Yield = [2  {a-b + 1}  6 - 1]
                        [ cd ]
            Where:
            a =-- net  income  of  the  portfolio  for  the  30-day  or
                  one-month   period   attributable   to  the   Subaccount's
                  Accumulation Units.
            b =-- expenses of the Subaccount for the 30-day or one-month period. c =-- the average number of Accumulation Units outstanding.
            d =-- the  Accumulation  Unit  value at the close of the last day in the 30-day or one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund portfolio.
        Yield calculations do not take into account the withdrawal charge under the Policy (a maximum of 7% of the purchase payments surrendered or withdrawn).

Average Annual Total Returns
        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.
        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, we will always include quotes of average annual total return for the period measured from the date the Policies were first offered for sale. Average annual total returns for other periods of time may, from time to time, also be disclosed.
        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which we calculate at the end of each Valuation Period based on the performance of the Subaccount's underlying portfolio, the deductions for (a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable withdrawal charge. The total return will then be calculated according to the following formula:
                                 P(1+TR) n = ERV
        Where:
            P = -- a hypothetical initial Purchase Payment of $1,000.
           TR = -- the average annual total return.
          ERV = -- the ending redeemable value (net of any applicable withdrawal charge) of the hypothetical account at the end of the period.
            n =-- the number of years in the period.

Performance Data. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the prospectuses for the Series Funds.
      The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     Such average annual total return information for the Subaccounts of Policies is as follows:

=============================================== =========== ===========
                  SUBACCOUNT                      1 Year      From
    AVERAGE ANNUAL TOTAL RETURN (reflects         Ended     Inception
             Withdrawal Charges)                 12/31/98     to
        Subaccount (date of inception)              %        12/31/98
                                                                %
=============================================== =========== ===========
Alger American Growth  (12/13/96)                 37.51       30.39
Alger American Small Capitalization (12/13/96)     7.26        8.87
Federated Prime Money Fund II (12/13/96)          -2.59        0.88
Federated Fund for U.S. Government Securities
   (12/13/96)                                     -0.05        3.87
Fidelity VIP II Asset Manager: Growth (12/13/96)   9.16       16.19
Fidelity VIP II Contrafund  (12/13/96)            20.70       21.59
Fidelity VIP Equity Income (12/13/96)              3.64       14.62
Fidelity VIP II Index 500 (5/1/98)                19.16        6.17
MFS Emerging Growth Series (12/13/96)             24.58       22.39
MFS High Income Series (12/13/96)                 -7.33        2.35
MFS Research Series (12/13/96)                    14.57       16.71
MFS Capital Opportunities Series (5/1/98)          N/A         0.98
MFS Global Governments Series (12/13/96)           0.18       -0.66
MSDW Emerging Markets Equity (5/1/99)              N/A         N/A
MSDW Fixed Income (5/1/99)                         N/A         N/A
Pioneer Capital Growth (5/1/98)                    N/A        -18.95
Pioneer Real Estate Growth (5/1/98)                N/A        -20.99
Scudder VLIF Global Discovery (5/1/98)             N/A        -5.72
Scudder VLIF Growth & Income (5/1/98)              N/A        -9.23
Scudder VLIF International (12/13/96)             10.01        9.09
T. Rowe Price Personal Strategy Balanced
(12/13/96)                                         6.12       11.41
T. Rowe Price Equity Income (12/13/96)             1.38       13.72
T. Rowe Price International  (12/13/96)            7.57        4.97
T. Rowe Price Limited-Term Bond (12/13/96)        -0.40        2.83
T. Rowe Price New America Growth (12/13/96)       10.03       14.83
=============================================== =========== ===========

Non-Standardized Performance Data. In addition to the version described above, total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. Such non-standardized average annual total return information for the Subaccounts of Policies is as follows:

=============================================== ----------- ===========
         SUBACCOUNT NON-STANDARDIZED              1 Year       From
         AVERAGE ANNUAL TOTAL RETURN              Ended     Inception
    (does not reflect Withdrawal Charges)        12/31/98   to
        Subaccount (date of inception)              %        12/31/98
                                                                %
=============================================== =========== ===========
Alger American Growth  (12/13/96)                 46.21       33.77
Alger American Small Capitalization (12/13/96)    14.05       11.68
Federated Prime Money Fund II (12/13/96)          3.58        3.49
Federated Fund for U.S. Government Securities
II (12/13/96)                                     6.28        6.56
Fidelity VIP II Asset Manager: Growth
(12/13/96)                                        16.07       19.20
Fidelity VIP II Contrafund  (12/13/96)            28.33       24.73
Fidelity VIP Equity Income (12/13/96)             10.20       17.59
Fidelity VIP II Index 500 (5/1/98)                 N/A        12.89
MFS Emerging Growth  Series (12/13/96)            32.46       25.56
MFS High Income Series (12/13/96)                 -1.47        5.00
MFS Research Series (12/13/96)                    21.81       19.73
MFS Capital Opportunities Series (5/1/98)          N/A         7.37
MFS Global Governments Series (12/13/96)           6.51        1.91
MSDW Emerging Markets Equity (5/1/99)              N/A         N/A
MSDW Fixed Income (5/1/99)                         N/A         N/A
Pioneer Capital Growth (5/1/98)                    N/A        -13.82
Pioneer Real Estate Growth (5/1/98)                N/A        -16.00
Scudder VLIF Global Discovery (5/1/98)             N/A         0.24
Scudder VLIF Growth & Income (5/1/98)              N/A        -3.49
Scudder VLIF International (12/13/96)             16.97       11.91
T. Rowe Price Personal Strategy Balanced
(12/13/96)                                        12.83       14.29
T. Rowe Price Equity Income (12/13/96)             7.79       16.66
T. Rowe Price International (12/13/96)            14.38        7.69
T. Rowe Price Limited-Term Bond (12/13/96)         5.90        5.49
T. Rowe Price New America Growth (12/13/96)       16.99       17.80
=============================================== =========== ===========

In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts.

THE FIGURES ABOVE ARE AN INDICATION OF PAST, BUT NOT FUTURE, PERFORMANCE OF THE APPLICABLE SUBACCOUNTS AVAILABLE UNDER THE POLICY.

        Adjusted Historical Performance Data. We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "adjusted historical" performance data). Such standardized but "adjusted historical" average annual total return information for the Subaccounts of Policies is as follows:


================================================= --------- --------- ------------ ============
                   SUBACCOUNT                      1 Year   5 Years    10 Years       Since
             "ADJUSTED HISTORICAL"                 Ended     Ended       Ended      Inception
       AVERAGE ANNUAL TOTAL RETURN TABLE          12/31/98  12/31/98   12/31/98    to 12/31/98
         (Reflects Withdrawal Charges)               %         %           %            %
 Subaccount (date of inception of corresponding
                   Portfolio)

================================================= ========= ========= ============ ============
Alger American Growth (1/9/89)                     37.51     21.69       20.42        20.48
Alger American Small Capitalization (9/21/88)       7.26     11.07       18.32        17.34
Federated Prime Money Fund II (11/21/94)           -2.59      N/A         N/A         2.92
Federated Fund for U.S. Government Securities
(3/28/94)                                          -0.05      N/A         N/A         4.70
Fidelity VIP II Asset Manager: Growth (1/3/95)      9.16      N/A         N/A         18.86
Fidelity VIP II Contrafund (1/3/95)                20.70      N/A         N/A         25.91
Fidelity VIP Equity Income (10/9/86)                3.64     16.66       14.15        12.95
Fidelity VIP II Index 500 (8/27/92)                19.16     21.52        N/A         19.45
MFS Emerging Growth Series (7/24/95)               24.58      N/A         N/A         23.66
MFS High Income Series (7/26/95)                   -7.33      N/A         N/A         6.27
MFS Research Series (7/26/95)                      14.57      N/A         N/A         19.72
MFS Capital Opportunities Series (8/14/96)         17.74      N/A         N/A         21.67
MFS Global Governments Series (6/14/95)             0.18      N/A         N/A         3.61
MSDW Emerging Markets Equity (10/1/96)             -29.79     N/A         N/A        -15.07
MSDW Fixed Income (1/2/97)                          0.18      N/A         N/A         4.75
Pioneer Capital Growth (3/1/95)                    -10.84     N/A         N/A         10.84
Pioneer Real Estate Growth (3/1/95)                -24.58     N/A         N/A         9.88
Scudder VLIF Global Discovery (5/2/97)              7.87      N/A         N/A         14.72
Scudder VLIF Growth & Income (5/1/97)              -0.97      N/A         N/A         12.38
Scudder VLIF International (5/1/87)                10.01      8.35       10.53        9.15
T. Rowe Price Personal Strategy Balanced
(12/31/94)                                          6.12      N/A         N/A         16.13
T. Rowe Price Equity Income (3/31/94)               1.38      N/A         N/A         18.35
T. Rowe Price International  (3/31/94)              7.57      N/A         N/A         7.67
T. Rowe Price Limited-Term Bond (5/13/94)          -0.40      N/A         N/A         4.44
T. Rowe Price New America Growth (3/31/94)         10.03      N/A         N/A         20.35
================================================= ========= ========= ============ ============

Such non-standardized (i.e., assuming no withdrawal charge) but adjusted historical average annual total return information for the Subaccounts is as follows:

================================================= --------- --------- ------------ ============
          SUBACCOUNT NON-STANDARDIZED              1 Year   5 Years    10 Years       Since
             "ADJUSTED HISTORICAL"                 Ended     Ended       Ended      Inception
       AVERAGE ANNUAL TOTAL RETURN TABLE          12/31/98  12/31/98   12/31/98    to 12/31/98
      (Does not reflect Surrender Charges)           %         %           %            %
 Subaccount (date of inception of corresponding
                   Portfolio)
================================================= ========= ========= ============ ============
Alger American Growth  (1/9/89)                    46.21     22.32       20.42        20.48
Alger American Small Capitalization  (9/21/88)     14.05     11.64       18.32        17.34
Federated Prime Money Fund II (11/21/94)            3.58      N/A         N/A         3.57
Federated Fund for U.S. Government Securities
(3/28/94)                                           6.28      N/A         N/A         5.27
Fidelity VIP II Asset Manager: Growth  (1/3/95)    16.07      N/A         N/A         19.89
Fidelity VIP II Contrafund  (1/3/95)               28.33      N/A         N/A         27.01
Fidelity VIP Equity Income (10/9/86)               10.20     17.26       14.15        12.95
Fidelity VIP II Index 500 (8/27/92)                26.70     22.15        N/A         19.61
MFS Emerging Growth Series (7/24/95)               32.46      N/A         N/A         24.91
MFS High Income Series (7/26/95)                   -1.47      N/A         N/A         7.35
MFS Research Series (7/26/95)                      21.81      N/A         N/A         20.93
MFS Capital Opportunities Series (8/14/96)         25.19      N/A         N/A         23.91
MFS Global Governments Series (6/14/95)             6.51      N/A         N/A         4.20
MSDW Emerging Markets Equity (10/1/96)             -25.34     N/A         N/A        -13.41
MSDW Fixed Income (1/2/97)                          6.52      N/A         N/A         7.53
Pioneer Capital Growth (3/1/95)                    -5.20      N/A         N/A         11.85
Pioneer Real Estate Growth (3/1/95)                -19.81     N/A         N/A         10.87
Scudder VLIF Global Discovery (5/2/97)             14.69      N/A         N/A         18.38
Scudder VLIF Growth & Income (5/1/97)               5.29      N/A         N/A         15.96
Scudder VLIF International (5/1/87)                16.97      8.91       10.53        9.15
T. Rowe Price Personal Strategy Balance
(12/31/94)                                         12.83      N/A         N/A         17.13
T. Rowe Price Equity Income (3/31/94)               7.79      N/A         N/A         18.99
T. Rowe Price International (3/31/94)              14.38      N/A         N/A         8.26
T. Rowe Price Limited-Term Bond (5/13/94)           5.90      N/A         N/A         5.02
T. Rowe Price New America Growth (3/31/94)         16.99      N/A         N/A         21.00
================================================= ========= ========= ============ ============

THE FIGURES ABOVE ARE NOT AN INDICATION OF PRESENT, PAST, OR FUTURE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS OR OF THE ACTUAL PORTFOLIOS AVAILABLE UNDER THE POLICY.

        We may  disclose  Cumulative  Total  Returns  in  conjunction  with  the
standard  formats   described  above.  The  Cumulative  Total  Returns  will  be calculated using the following formula:
                                CTR = (ERV/P) - 1
        Where:
            CTR = -- The  Cumulative  Total Return net of  Subaccount  recurring charges for the period.
            ERV = -- The ending redeemable value of the
                     hypothetical investment at the end of the period.
              P = -- A hypothetical initial purchase payment of $1,000.

Other Performance Information
        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board
Advertising Age
American Banker
Barron's
Best's Review
Broker World
Business Insurance
Business Month
Business Week
Changing Times
Consumer Reports
Economist
Financial Planning
Financial World
Forbes
Fortune
Inc.
Institutional Investor
Insurance Forum
Insurance Sales
Insurance Week
Journal of Accountancy
Journal of the American Society
      of CLU & ChFC
Journal of Commerce
Life Association News
Life Insurance Selling
Manager's Magazine
Market Facts
Money

                                  LEGAL MATTERS

        We know of no material legal proceedings pending to which the Variable Account is a party or which would materially affect the Variable Account. We are not involved in any litigation of material importance to our total assets or to the Variable Account. Legal matters in connection with the Policy have been passed upon by our legal staff.

                                OTHER INFORMATION

        A Registration Statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site: http://www.sec.gov. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

                              FINANCIAL STATEMENTS

        This Statement of Additional Information contains financial statements for the Variable Account as of December 31, 1998 and for the years ended December 31, 1998 and 1997 which have been audited by Deloitte & Touche, LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein.
        The Financial Statements of Companion Life Insurance Company as of December 31, 1998 and 1997, and for each of the three years ended December 31, 1998 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on our ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

COMPANION LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
UNITED OF OMAHA LIFE INSURANCE COMPANY)


STATUTORY BASIS FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1998, 1997 AND 1996

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Companion Life Insurance Company
Rye, New York

We have audited the accompanying statutory basis statements of admitted assets, liabilities, and surplus of Companion Life Insurance Company (a wholly-owned subsidiary of United of Omaha Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory basis statements of income and changes in surplus, and cash flows for each of the three years in the period ended December 31, 1998. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Those practices differ from generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are not reasonably determinable, but are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Companion Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1 to the financial statements.


DELOITTE & TOUCHE LLP

March 4, 1999

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


ADMITTED ASSETS                                          1998          1997

Cash and invested assets:
  Bonds                                             $   435,631,63 $ 415,833,604
  Mortgage loans                                         6,827,862     9,921,770
  Policy loans                                          10,521,818    10,728,769
  Cash and short-term investments                       12,499,909     7,468,756
  Other invested assets                                    214,292       125,749
                                                          --------      -------
           Total cash and invested assets              465,695,518   444,078,648

Premiums deferred and uncollected                        5,101,969     4,519,554
Investment income due and accrued                        4,799,859     4,245,616
Other assets                                               497,050     2,379,872
Separate accounts assets                                26,252,806    10,586,320
                                                       -----------   ----------

           Total admitted assets                     $ 502,347,202 $ 465,810,010
                                                     ============= =============

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts       $ 345,518,702 $ 351,541,554
  Policy and contract claims                             4,152,097     4,255,129
  Other reserves                                           425,946       396,966
                                                          --------      -------
           Total policy reserves                       350,096,745   356,193,649

Interest maintenance reserve                               563,032       611,679
Asset valuation reserve                                  2,967,253     2,599,582
General expenses and taxes due or accrued                1,103,741       920,089
Funds held under reinsurance treaties                   51,303,292    35,481,219
Reinsurance in unauthorized companies                       34,604        34,361
Amounts due reinsurers                                       5,821        35,897
Federal income taxes due or accrued                      1,965,047       423,000
Other liabilities                                        6,934,207     3,822,571
Separate accounts liabilities                           26,214,408    10,552,259
                                                       -----------   ----------
           Total liabilities                           441,188,150   410,674,306
                                                      ------------  -----------

SURPLUS

Capital stock, $400 par value, 5,000 shares
 authorized and outstanding                              2,000,000     2,000,000
Gross paid-in and contributed surplus                   45,650,000    45,650,000
Special surplus and contingency reserve                    474,502       428,417
Unassigned surplus                                      13,034,550     7,057,287
                                                       -----------    ---------
           Total surplus                                61,159,052    55,135,704
                                                       -----------   ----------

           Total liabilities and surplus             $ 502,347,202 $ 465,810,010
                                                     ============= =============


The accompanying notes are an integral part of these statutory basis financial statements.


COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------------------------


                                                           1998           1997          1996
Income:
  Net premiums and annuity considerations               $ 40,257,141   $ 45,556,708  $ 90,179,915
  Other considerations and fund deposits                  14,493,777      8,684,292     2,048,423
  Net investment income                                   32,813,466     31,122,199    27,824,853
  Other income                                             1,859,531      2,768,489       179,622
                                                          ----------     ----------      -------

           Total income                                   89,423,915     88,131,688   120,232,813
                                                         -----------    -----------  -----------

Benefits and expenses:
  Policyholder and beneficiary benefits                   51,057,581     42,230,053    32,338,175
  Increase (decrease) in reserves for policyholder and
    beneficiary benefits                                  (6,022,852)    13,755,209    63,390,378
  Commissions                                              4,817,705      5,608,866     4,839,995
  Operating expenses                                      15,681,296     14,693,625    14,298,328
  Net transfers to separate accounts                      12,653,190      7,143,343     1,219,275
                                                         -----------     ----------     ---------

           Total benefits and expenses                    78,186,920     83,431,096   116,086,151
                                                         -----------    -----------   -----------

           Net gain from operations before federal income
             taxes and net realized capital losses        11,236,995      4,700,592     4,146,662

Federal income taxes                                       4,929,330      2,424,710     2,544,690
                                                          ----------     ----------    ---------

           Net gain from operations before net
             realized capital losses                       6,307,665      2,275,882     1,601,972

Net realized capital (losses)                                     -        (336,684)           -
                                                         -----------    -----------    ----------

           Net income                                    $ 6,307,665    $ 1,939,198   $ 1,601,972
                                                        ============   ============   ===========


The accompanying notes are an integral part of these statutory basis financial statements.


COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------------------------


                                                           1998           1997          1996
Capital stock:
  Balance at beginning and end of year                   $ 2,000,000    $ 2,000,000   $ 2,000,000
                                                        ------------   ------------   -----------

Gross paid-in and contributed surplus:
  Balance at beginning and end of year                    45,650,000     45,650,000    45,650,000

Special surplus and contingency reserve:
  Balance at beginning of year                               428,417        400,297       359,960
  Increase in group contingency life reserve                  46,085         28,120        40,337
                                                             -------        -------       ------

           Balance at end of year                            474,502        428,417       400,297
                                                            --------       --------       -------

Unassigned surplus:
  Balance at beginning of year                             7,057,287      3,674,850     2,856,838
  Net income                                               6,307,665      1,939,198     1,601,972
  Change in separate accounts surplus                              -         22,283        (1,578)
  Increase (decrease) in net unrealized capital
    gains and losses                                               -        599,129      (217,103)
  (Increase) decrease in:
    Non-admitted assets                                       83,597        271,491      (126,840)
    Liability for reinsurance in unauthorized companies         (243)          (233)       13,049
    Asset valuation reserve                                 (367,671)       578,689      (350,675)
    Contingency reserve                                      (46,085)       (28,120)      (40,337)
    Pension plan contribution                                     -              -        (60,476)
                                                                  --             --       --------

  Balance at end of year                                  13,034,550      7,057,287     3,674,850
                                                          -----------     ----------    ---------

           Total surplus                                $ 61,159,052   $ 55,135,704  $ 51,725,147
                                                        =============  ============= ============


The accompanying notes are an integral part of these statutory basis financial statements.


COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------------------------


                                                          1998           1997           1996
Cash from operations:
  Premiums, annuity considerations and fund deposits   $ 54,346,857   $ 53,672,663   $ 92,070,411
  Net investment income                                  31,767,402     30,446,317     27,379,305
  Other income                                            1,824,882      2,715,619        249,692
  Benefits                                              (49,517,053)   (44,468,851)   (30,290,432)
  Commissions and general expenses                      (17,533,477)   (19,297,511)   (18,543,667)
  Federal income taxes                                   (3,472,953)    (2,395,000)    (2,346,798)
  Other operating expenses                              (15,808,890)    (8,693,487)    (1,670,344)
                                                        -------------   ------------   -----------
           Net cash from operations                       1,606,768     11,979,750     66,848,167
                                                          ----------    -----------    ----------

Cash from investments:
  Proceeds from investments sold, redeemed
    or matured:
      Bonds                                              67,223,733     41,740,375     32,351,850
      Mortgage loans                                      4,681,032      6,500,559      5,134,099
  Taxes on capital gains                                          -       (193,958)       (48,286)
  Cost of investments acquired:
    Bonds                                               (86,578,763)   (86,319,745)  (103,666,996)
    Mortgage loans                                       (1,486,237)             -              -
    Other invested assets                                   (88,543)       (64,552)       (61,197)
  Net decrease in policy loans                              206,951        858,076        509,218
                                                           --------       --------       -------
           Net cash from investments                    (16,041,827)   (37,479,245)   (65,781,312)
                                                        -------------  -------------  ------------

Cash from financing and other sources:
  Other cash provided                                    20,487,467     29,732,631        260,521
  Other cash used                                        (1,021,255)      (426,840)    (1,326,093)
                                                         ------------     ----------   -----------
           Net cash from financing and other sources     19,466,212     29,305,791     (1,065,572)
                                                        -----------    -----------     -----------

Net change in cash and short-term investments             5,031,153      3,806,296          1,283

Cash and short-term investments:
  Beginning of year                                       7,468,756      3,662,460      3,661,177
                                                         ----------     ----------     ---------

  End of year                                          $ 12,499,909    $ 7,468,756    $ 3,662,460
                                                       =============   ============   ===========


The accompanying notes are an integral part of these statutory basis financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations - Companion Life Insurance Company (the Company), domiciled in the State of New York, is a wholly-owned subsidiary of United of Omaha Life Insurance Company (United of Omaha), which is a wholly owned subsidiary of Mutual of Omaha Insurance Company (Mutual of Omaha), a mutual health and accident and life insurance company, domiciled in the State of Nebraska. The Company has insurance licenses to operate in three states, New York, New Jersey and Connecticut. Individual annuity and life insurance products are sold primarily through a network of Mutual of Omaha career agents, direct mail, stockbrokers, financial planners and banks.

     Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

     The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established; (f) different actuarial assumptions are used for calculating certain policy reserves; (g) comprehensive income and its components are not presented in the financial statements; and (h) changes in certain assets designated as "non-admitted" assets have been charged or credited to unassigned surplus. The effects of the foregoing differences in the accompanying statutory financial statements are not reasonably determinable but are presumed to be material.

     Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

     Investments - Bonds are generally stated at amortized cost. Premiums and discounts on bonds not backed by other loans are amortized using the scientific method. Premiums and discounts on loan-backed bonds and structured securities are amortized using the interest method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

     Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

     Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

     Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" are excluded from the statutory basis statements of admitted assets, liabilities and surplus.

     Asset Valuation and Interest Maintenance Reserves - The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

     Policy Reserves - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) basis or the Net Level Premium Method with assumed interest rates (2.5% to 6.0%) and mortality (1941, 1958 and 1980 CSO tables) as prescribed by regulatory authorities. Annuity reserves are based primarily upon the 1937 Standardized Annuity Table with interest rates ranging from 2.5% to 3.5%, the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.0% to 7.5%, or the 1983a Individual Annuity Mortality Table with interest rates ranging from 5.25% to 9.25%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

     Special Surplus and Contingency Reserve - The Company is required by the State of New York to maintain a group contingency life reserve. This reserve is equal to an annual accumulation of 2% of the net group life premiums less dividends thereon, up to a maximum accumulation of one-half of the net aggregate group life premiums received. This reserve is held as a portion of total surplus on the statutory basis statements of admitted assets, liabilities and surplus.

     Premiums and Related Commissions - Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

     Federal Income Taxes - The Company files a consolidated federal income tax return with Mutual of Omaha and other eligible subsidiaries. The method of allocating taxes among the companies is subject to a written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating loss carry-forwards and tax credits on a separate return basis.

     The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting. The Company recognizes the benefits of investment tax carry-forwards when realized.

     Non-Admitted Assets - Certain assets designated as "non-admitted", principally receivables greater than ninety days due and office furniture and equipment, are excluded from the statutory basis statements of admitted assets, liabilities and surplus. The net change in such assets is charged or credited to unassigned surplus.

     Fair  Values  of  Financial   Instruments  -  The  following   methods  and
     assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

       Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or based on expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

       Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

       Policy Loans - The Company does not believe an estimate of the fair value of policy loans can be made without incurring excessive cost. Policy loans have no stated maturities and are usually repaid by reductions to benefits and surrenders. Because of the numerous assumptions which would have to be made to estimate fair value, the Company believes that such information would not be meaningful.

     Separate Accounts - The assets of the separate accounts shown in the statutory basis statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of certificate holders under specific individual and group annuity contracts. Benefits paid to separate account certificate holders are reflected in the statutory basis statements of income, but are offset by transfers from the separate accounts. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts, are not reflected in the statutory basis statements of income. Mortality, policy administration and surrender charges are included in revenue.

     Reclassifications - Certain reclassifications have been made to prior year amounts to conform with current year presentation with no changes to unassigned surplus or net income.

2.   INVESTMENTS

     The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                                          Cost or       Gross        Gross
                                         Amortized    Unrealized   Unrealized    Estimated
                                           Cost         Gains        Losses     Fair Value
At December 31, 1998:
  U.S. Government                          $ 497,870      $ 7,440          $ -     $ 505,310
  Mortgage backed securities              40,568,422    1,876,477       10,254    42,434,645
  Special revenue                            610,045      117,953            -       727,998
  Industrial and miscellaneous           311,542,595    9,573,684    1,319,204   319,797,075
  Public utilities                        25,740,286    1,012,547          325    26,752,508
  Collateralized mortgage obligations     66,610,503      345,644       27,536    66,928,611
  Credit-tenant loans                      1,451,916      110,913            -     1,562,829
                                          ----------     --------           --    ---------

                                       $ 447,021,637 $ 13,044,658  $ 1,357,319  $458,708,976
                                       ============= ============= =========== =============

  Bonds                                $ 435,631,637
  Short-term investments                  11,390,000
                                          ----------

                                       $ 447,021,637

                                          Cost or       Gross        Gross
                                         Amortized    Unrealized   Unrealized    Estimated
                                           Cost         Gains        Losses     Fair Value
At December 31, 1997:
  U.S. Government                          $ 700,071     $ 21,689          $ -     $ 721,760
  Mortgage backed securities              32,360,405      594,678       15,540    32,939,543
  Special revenue                          2,727,867      173,233            -     2,901,100
  Industrial and miscellaneous           272,298,590    8,501,766      195,242   280,605,114
  Public utilities                        25,397,122      862,841       31,288    26,228,675
  Collateralized mortgage obligations     88,457,664      702,903      151,331    89,009,236
  Credit-tenant loans                      1,621,885       91,951            -     1,713,836
                                           ----------      -------          --     ---------

                                       $ 423,563,604 $ 10,949,061   $ 393,401  $ 434,119,264
                                       ============= =============  ========== =============

  Bonds                                $ 415,833,604
  Short-term investments                   7,730,000
                                           ---------

                                       $ 423,563,604

     The amortized cost and estimated fair value of debt securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                                   Amortized       Estimated
                                                     Cost          Fair Value

Due in one year or less                            $ 21,544,072     $ 21,655,058
Due after one year through five years               100,426,018      103,525,279
Due after five years through ten years              116,605,999      120,683,138
Due after ten years                                 101,266,623      103,482,245
                                                   ------------      -----------
                                                    339,842,712      349,345,720
Collateralized mortgage obligations and mortgage
  backed securities                                 107,178,925      109,363,256
                                                   ------------      -----------

                                                   $447,021,637     $458,708,976

     The sources of net investment income were as follows:

                                      1998            1997            1996

Bonds                                $31,323,770     $29,303,742    $25,415,169
Mortgage loans                           775,087       1,273,829      1,751,301
Policy loans                             491,873         544,364        569,200
Short-term investments                   457,330         389,780        442,382
Other                                     24,526          25,165         40,513
                                         -------         -------        -------
                                      33,072,586      31,536,880     28,218,565
Investment expense                      (466,868)       (595,604)      (542,595)
Amortization of interest
   maintenance reserve                   207,748         180,923        148,883
                                        --------        --------       --------

                                     $32,813,466     $31,122,199    $27,824,853
                                     ============    ============   ===========

     Gross realized gains and losses on the sale or prepayment of investment securities consist of the following:

                                                                       Net
                                           Gross        Gross       Realized
                                          Realized     Realized       Gains
                                           Gains        Losses      (Losses)
Year ended December 31, 1998:
  Bonds                                     $147,062      $ 3,362     $ 143,700
  Mortgage loans                             101,073            -       101,073
                                            --------           --      -------

                                           $248,135      $ 3,362        244,773
                                           =========     ========
  Capital gains tax                                                     (85,671)
  Transfers to IMR                                                     (159,102)

  Net realized capital gains (losses)                                      $ -
                                                                       ========

Year ended December 31, 1997:
  Bonds                                     $293,471     $548,904     $(255,433)
  Mortgage loans                                   -       66,717       (66,717)
                                                  --      -------       --------

                                            $293,471     $615,621      (322,150)
                                            =========    =========
  Capital gains tax benefit                                             112,753
  Transfers to IMR                                                     (127,287)

  Net realized capital gains (losses)                                 $(336,684)
                                                                       ========
Year ended December 31, 1996:
  Bonds                                     $527,165          $ 2     $ 527,163
  Mortgage loans                              27,001            -        27,001
                                             -------           --       ------

                                           $554,166           $ 2       554,164
                                           =========         ====
  Capital gains tax                                                    (193,958)
  Transfers to IMR                                                     (360,206)
                                                                        -------
  Net realized capital gains (losses)                                      $ -
                                                                        =======

     Proceeds from the sale of bonds were $739,806, $5,707,696 and $2,312,104 during 1998, 1997 and 1996, respectively.

     At December 31, 1998 and 1997, securities with an amortized cost of $274,747 and $274,376, respectively, were deposited with the Insurance Department of the State of New York.

     The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum percentage of any one loan to the value of the security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The estimated fair value of the mortgage loan portfolio was $7,281,385 and $10,474,689 at December 31, 1998 and 1997, respectively.

     The Company has commitments to fund bond investments of approximately $4,928,800 as of December 31, 1998. These commitments are legally binding and have fixed expiration dates or other termination clauses that may require a payment of a fee. In the event that the financial condition of a borrower deteriorates materially, the commitment may be terminated. Since some of the commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements.

3.   FEDERAL INCOME TAXES

     The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain policy acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discount on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

     The  Company's  tax  returns  have been  examined by the  Internal  Revenue
     Service (IRS) through 1992. The tax returns for 1993 through 1995 are currently under examination. Management believes the results of these examinations will have no material impact on the Company's statutory basis financial statements.

     Under federal income tax law in effect prior to 1984, the Company accumulated approximately $2,623,000 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is not likely.

4.   RETIREMENT BENEFITS

     The Company participates with affiliated companies in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Mutual of Omaha and certain subsidiaries
     (collectively referred to as the Companies) generally make annual contributions to the plan in an amount between the minimum ERISA required contribution and the maximum tax deductible contribution. The Company was not required to make a contribution in 1998, 1997 and 1996. Funds for the plan are held in the general and separate accounts of United of Omaha under the terms of a group annuity contract and in domestic equity and international common stock funds.

     Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's allocation of salary expense was less than 1% of the total Companies' salary expense in 1998, 1997 and 1996. The Companies expensed contributions of $10,254,308, $7,972,335, and $12,152,156 in 1998, 1997 and 1996, respectively. In 1998, the Companies changed the plan's assumed annual investment return and, in order to improve the funded status of the plan, increased the amount that will be contributed for 1998. At December 31, 1998, the Companies recorded a direct charge to surplus of $37,540,647, which represents an additional contribution of $57,814,647, net of tax.

     During 1996, the Companies changed mortality tables from the 1971 group annuity mortality table to the 1983 group annuity mortality table. As a result of the table change, the actuarial present value of accrued benefits as of January 1, 1996, increased by $21,637,154. The Companies made an additional contribution of $21,637,154 and recorded it net of federal income taxes of $7,573,004 as a direct charge to surplus.

     The Plan was amended effective January 1, 1997, to include a postretirement medical 401(h) account for the funding of certain postretirement medical benefits provided by the Companies.

     A comparison of accrued benefits and net assets for the entire plan as of January 1, 1998 and 1997 follows:

                                                    1998             1997
Actuarial present value of accrued benefits:
  Vested                                          $442,595,104     $380,495,581
  Nonvested                                          3,301,695        2,203,724
                                                    ----------        ---------

                                                  $445,896,799     $382,699,305

Net assets available for benefits                 $389,955,899     $369,871,820
                                                 =============     ============

Assumptions:
  Annual investment return                          8.00 %          9.00 %
  Mortality table                                  1983 GAM         1983 GAM
  Discount rate                                     6.73 %          7.37 %


     The Companies also provide the Mutual of Omaha 401(k) Long-Term Savings Plan covering all United States employees who have completed one year of service and have reached their 21st birthday. Participants may elect to contribute 1% to 16% of their salary annually subject to plan and IRS limitations.  The  Companies  match  at  least  25% of the  first 6% of the contributions made by each participant. The Companies match up to an additional 75% of the first 6% of the contributions made by each participant if certain company-wide performance measures are met. Contributions expensed by the Companies were $3,054,449, $8,428,515 and $5,600,402 in 1998, 1997 and 1996, respectively.

     The Companies provide certain postretirement medical and life insurance benefits. The Companies subsidize these benefits with certain limitations to retirees and eligible employee groups. Employees retiring on or before December 31, 1997, were eligible for the full subsidy if they were at least age 55 with at least 10 years of service and 10 years of continuous coverage under one of the Companies' health plans. Employees retiring after December 31, 1997, must be at least age 60 with at least 15 years of service and 15 years of continuous coverage under one of the Companies' health plans prior to retirement to be eligible for a subsidy. Employees hired on or after January 1, 1995, are not eligible for a subsidy. The cost of these postretirement benefits is allocated to the Companies based on an actuarial valuation. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years.

     The following table compares the accumulated benefit obligations and accrued liability for the Companies' postretirement benefit at December 31, 1998 and 1997:

                                                       1998          1997
Accumulated postretirement benefits obligation:
  Fully eligible actives                              $ 4,904,841   $ 9,694,945
  Retirees                                             83,322,291    76,208,522
                                                      -----------   ----------
                                                       88,227,132    85,903,467
Plan assets in Postretirement Medical 401(h) Account   (5,641,539)   (2,713,304)
Unrecognized transition obligation                    (56,257,109)  (60,275,474)
Unrecognized gain                                       7,554,953     9,460,055
                                                       ----------    ---------

      Total accrued postretirement benefit liability $ 33,883,437  $ 32,374,744
                                                     ============= ============

Assumptions:
  Discount rate                                       7.00 %         7.25 %
  Health care cost trend rate                         5.00 %         5.00 %

     The Companies' net periodic postretirement benefit costs include the following components:

                                           1998          1997            1996

Eligibility costs                              $ -    $ 1,597,970    $ 1,384,687
Interest costs                           6,117,777      5,985,721      5,908,779
Deferral of gain on plan assets             36,397         55,859              -
Amortization of transition obligation    4,018,365      4,018,365      4,018,365
Amortization of gain                       (99,584)             -              -
Return on assets                          (219,545)       (55,859)             -
                                          ---------       ---------            -

           Total benefit costs          $9,853,410    $11,602,056    $11,311,831
                                        ===========   ============   ===========

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefits obligation as of December 31, 1998 by approximately $6,200,000 and the estimated eligibility and interest cost components of the net periodic postretirement benefit costs for 1998 by approximately $800,000.

5.   RELATED PARTY TRANSACTIONS

     The Company's investments in mortgage loans are held through joint participants with United of Omaha.

     United of Omaha provides actuarial, data processing, consulting and various other services to the Company. Charges for these services amounted to approximately $3,854,000, $2,652,000 and $1,881,000 for 1998, 1997 and
     1996, respectively. Included in other liabilities are unsettled balances related to these services of approximately $1,606,000 and $442,000 as of December 31, 1998 and 1997, respectively.

     The Company cedes group and individual life insurance and individual annuity business to United of Omaha. The Company entered into a coinsurance treaty with United of Omaha relating to bank annuity business in which the Company cedes 90% of the 1998 and 75% of the 1997 related premiums to United of Omaha and United of Omaha pays 90% and 75% of the related benefits in 1998 and 1997, respectively. The total amounts ceded by the Company relating to the treaties with United of Omaha were as follows:

                                                      1998            1997

Amounts recoverable from reinsurance                  $ 136,059        $ 2,278
                                                      ==========       =======

Policy and contract claims                          $ 2,379,306    $ 2,368,173
                                                    ============   ===========

Aggregate reserve for policies and contracts        $47,633,504    $30,498,349
                                                    ============   ===========

Funds held under reinsurance treaties               $51,303,292    $35,481,219
                                                    ============   ===========

Premium considerations                              $19,735,848    $31,394,836
                                                    ============   ===========

Policyholder and beneficiary benefits               $ 5,507,308    $ 4,001,768
                                                    ============   ===========

     The Company also ceded group and individual accident and health insurance to Mutual of Omaha. The amounts ceded by the Company were as follows:

                                                     1998          1997

Amounts recoverable from reinsurance                  $ 1,950       $ 3,165
                                                      ========      =======

Policy and contract claims                          $ 797,861     $ 442,312
                                                    ==========    =========

Aggregate reserves for policies and contracts       $ 703,126    $1,236,251
                                                    ==========   ==========

Premium considerations                             $2,035,628    $2,530,305
                                                   ===========   ==========

Policyholder and beneficiary benefits              $2,775,801    $1,068,038
                                                   ===========   ==========
6.   REINSURANCE

     In the normal course of business, the Company assumes and cedes reinsurance. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

     The reconciliation of total premiums to net premiums is as follows:

                                 1998            1997            1996

Direct                          $62,316,801     $80,118,628    $93,379,787
Assumed:
  Nonaffiliates                     607,058         612,149        646,451
Ceded:
  Affiliates                    (21,771,476)    (33,925,141)    (2,663,552)
  Nonaffiliates                    (895,242)     (1,248,928)    (1,182,771)
                                   ----------    ------------   -----------

Net                             $40,257,141     $45,556,708    $90,179,915
                                ============    ============   ===========
7.   DEPOSIT FUNDS

     At December 31, 1998 and 1997, the Company held annuity reserves and deposit fund liabilities of $99,439,484 and $90,498,996, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

8.   CONTINGENT LIABILITIES

     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

9.   STOCKHOLDER DIVIDENDS

     Dividends to the Company's stockholder are subject to prior approval by the Superintendent of Insurance Department of the State of New York.

10.  BUSINESS RISKS

     The Company is subject to regulation by state insurance departments and it undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

       Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by diversifying its products.

       Credit Risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

       Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

11.  CONSOLIDATION OF ADMINISTRATIVE OPERATIONS

     During 1997, the Company consolidated certain administrative operations with those of Mutual of Omaha. The Company incurred and expensed approximately $795,000 related to severance and other consolidation expenses.

12.  CODIFICATION OF STATUTORY ACCOUNTING PRINCIPLES

     In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of New York will require adoption of the Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

COMPANION LIFE
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 1998 AND FOR THE TWO YEARS
ENDED DECEMBER 31, 1998 AND 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Companion Life Insurance Company

We have audited the accompanying statements of net assets, including the schedules of investments, of Companion Life Separate Account C (comprised of the Growth, Asset Manager, Index 500, International (T. Rowe Price), New America Growth, Equity Income (T. Rowe Price), Limited Term Bond, Money Market, Bond, Emerging Growth, Research, High Income, Global Governments, Capital Opportunities, Personal Strategy Balanced, International Stock, Limited-Term Bond, Contrafund, Asset Manager: Growth, Equity Income (Fidelity), U.S. Government Securities II, Prime Money Fund II, American Small Capitalization, American Growth, International (Scudder), Global Discovery, Growth & Income, Real Estate Growth and Capital Growth portfolios) as of December 31, 1998, and the related statements of operations and changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Companion Life Separate Account C as of December 31, 1998, and the results of their operations and changes in their net assets for the two years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.





April 23, 1999

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                    Series I
                                         -------------------------------------------------------------------------------------------
                                                  Fidelity                          T. Rowe Price                     Scudder
                                         ----------------------------  ----------------------------------------  -------------------
                                                                                     New              Limited
                                                    Asset    Index                 America   Equity    Term       Money
ASSETS                                    Growth   Manager    500    International Growth    Income    Bond       Market    Bond

Investments in portfolio shares, at cost $414,065 $328,670  $186,137   $209,793   $504,809  $442,943 $ 14,105    $189,985 $117,433
                                         ======== ========= =========  =========  ========= ==================   ======== =========

Investments in portfolio shares,
   at market value                       $576,123 $380,339  $258,118   $256,836   $683,146  $578,611 $ 14,252    $189,985 $131,958
                                         -------- --------- ---------  ---------  --------- ------------------   -------- ---------

Net assets                               $576,123 $380,339  $258,118   $256,836   $683,146  $578,611 $ 14,252    $189,985 $131,958
                                         ======== ========= =========  =========  ========= ==================   ======== =========

Accumulation units outstanding             21,876    22,314    9,390      18,076     27,650   26,330     1,141    160,770    9,902
                                          =======   =======   ======     =======    =======  =======    ======   ========    =====

Net asset value per unit                  $ 26.33   $ 17.04  $ 27.49     $ 13.65    $ 24.71  $ 21.98   $ 12.49     $ 1.18   $ 13.33
                                         ========  ======== ========    ========   ======== ========  ========    =======  =======



The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998 (continued)

                             Series V
                               MFS                                                                     T. Rowe Price
                                                                                      New     Personal                      Limited-
                             Emerging              High      Global     Capital     America   Strategy    Equity  International Term
ASSETS                        Growth   Research   Income    GovernmentsOpportunities Growth   Balanced    Income      Stock     Bond

Investments in portfolio
   shares, at cost            $920,420 $1,032,057 $357,131 $413,344  $110,649  $1,077,955 $2,104,549 $2,166,921  $757,221 $1,344,769
                             ========= ========== ======== ======== ========= =========== ========== ==========  ======== ==========

Investments in portfolio
  shares, at market        $1,137,061l $1,195,027 $350,554 $435,220  $126,341  $1,212,830 $2,182,974 $2,241,471  $799,775 $1,352,173
                            ---------- ---------- -------- -------- --------- ----------- ---------- ----------  -------- ----------

Net assets                  $1,137,061 $1,195,027 $350,554 $435,220  $126,341  $1,212,830 $2,182,974 $2,241,471  $799,775 $1,352,173
                            ========== ==========  ======= ========= ========  ========== ========== ========== ========= ==========

Accumulation units outstanding  52,838      62,140   27,426   39,700     8,136     55,861   130,290    118,982     57,275   114,315
                               =======    =======   ======   =======    =====      =======  ========   ========   =======   =======

Net asset value per unit      $ 21.52     $ 19.23  $ 12.78  $ 10.96   $ 15.53     $ 21.71   $ 16.75    $ 18.84    $ 13.96   $ 11.83
                              ========   ========  =======  ========  =======     ========  ========   ========  ========   =======



The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998 (continued)

                                       Series V
                                        Fidelity                                        Federated                 Alger
                                                   Asset                             U.S.      Prime      American
                                                  Manager:    Equity    Index     Government   Money        Small     American
ASSETS                                  Contrafund Growth     Income     500      Securities IFund II     CapitalizatioGrowth

Investments in portfolio
  shares, at cost                      $ 792,513 $2,131,861 $2,077,996 $312,682  $ 1,381,789$ 1,404,565  $ 556,378  $ 1,469,485
                                        ========= ========= ========== ========== ======================= ========== ==========

Investments in portfolio
 shares, at market                      $955,044 $2,338,238 $2,238,858 $346,625  $ 1,433,899$ 1,404,572  $ 568,860  $ 1,760,404
                                        -------- ---------- ---------- --------- ----------------------- ---------- -----------

Net assets                             $ 955,044 $2,338,238 $2,238,858 $346,625  $ 1,433,899$ 1,404,572  $ 568,860  $ 1,760,404
                                        ========= ========= ========== =========== ======================= ========== =========

Accumulation units outstanding            43,182    121,890   122,503    22,471      115,478  1,234,433      36,379      74,096
                                         =======   ========  ========   =======     ======== ==========     =======     =======

Net asset value per unit                 $ 22.12    $ 19.18   $ 18.28   $ 15.43      $ 12.42     $ 1.14     $ 15.64     $ 23.76
                                        ========   ========  ========  ========     ========    =======    ========    ========


                                           Scudder                      Pioneer
                                                                          Real
                                           Inter-    Global  Growth &    Estate   Capital
                                          national  Discovery Income     Growth   Growth

ASSETS
                                         $ 604,105 $ 22,621 $ 275,639  $ 41,879 $ 126,932
Investments in portfolio                =============================== ==================
  shares, at cost

                                         $ 621,377 $ 23,586 $ 288,513  $ 39,568 $ 130,469
Investments in portfolio                ------------------------------ ------------------
 shares, at market
                                         $ 621,377 $ 23,586 $ 288,513  $ 39,568 $ 130,469
                                        ================================ ==================
Net assets
                                             40,818    1,790   22,458      4,031    11,695
                                            =======   ======  =======     ======   ======
Accumulation units outstanding
                                            $ 15.22  $ 13.18  $ 12.85     $ 9.82   $ 11.16
                                           ======== ======== ========    =======  =======
Net asset value per unit




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
------------------------------------------------------------------------------------------------------------------------------------



                                    Series I
                                                ------------------------------------------------------------------------------------
                                                          Fidelity                        T. Rowe Price                  Scudder
                                                -----------------------------   -----------------------------------  ---------------
                                                                                            New             Limited
                                                            Asset    Index                America   Equity   Term     Money
1998                                             Growth    Manager    500       InternationGrowth   Income   Bond     Market   Bond

Investment income:
  Reinvested dividends and capital
   gain distributions                             $74,141  $ 59,524  $ 7,157     $ 4,004  $ 13,512  $29,241  $ 809   $ 4,692 $ 8,563
  Mortality risk charges and expenses (Note 4)     (7,350)   (6,065)  (3,008)     (3,456)   (9,153)  (7,932)  (195)   (1,290)(1,932)
                                                   --------  -------- --------    --------  -------- -------- ------  --------------

           Net investment income (expense)         66,791    53,459    4,149         548     4,359   21,309    614     3,402   6,631
                                                  -------   -------   ------        ----    ------  -------   ----    ------  -----

Gains (losses) on investments:
  Net realized gains (losses)                      40,935    12,721   17,131       1,661    52,176   18,869     (1)        - (4,807)
  Net change in unrealized gains (losses)          62,692   (17,242)  30,370      30,157    48,312    2,804    166         -   5,048
                                                  -------   -------- --------     -------   -------   ------   ----        --  -----

           Net gains (losses) on investments      103,627    (4,521)  47,501      31,818   100,488   21,673    165         -     241
                                                 --------    ------- --------     -------  --------  -------   ----        --    ---

Increase in net assets from operations          $ 170,418  $ 48,938 $ 51,650     $32,366   $104,847 $42,982  $ 779   $ 3,402 $ 6,872
                                                ========== ========= =======    ========  ========= ======== ======  ======== ======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                         Series V
                                       ---------------------------------------------------------------------------------------------
                                                              MFS                                             T. Rowe Price
                                       ---------------------------------------------------  ----------------------------------------
                                                                                         New    Personal                    Limited-
                                   Emerging             High     Global     Capital    America  Strategy   Equity InternationalTerm
1998 (continued)                    Growth   Research  Income   GovernmentsOpportunitiesGrowth  Balanced   Income  Stock       Bond

Investment income:
  Reinvested dividends and capital
  gain distributions                  $5,047   $ 16,294  $ 16,975   $ 3,172    $ 256   $ 23,944  $126,190 $101,049  $ 12,464 $46,660
  Mortality risk charges and
      expenses (Note 4)               (8,772)    (9,998)   (3,346)   (3,631)    (377)   (9,009)  (17,862) (19,236)   (6,589) (9,484)
                                      --------  --------  --------  --------   ------   -------- ------------------  -------- ------

           Net investment
               income (expense)       (3,725)     6,296    13,629      (459)    (121)   14,935   108,328   81,813     5,875   37,176
                                      --------   ------   -------     ------   ------  -------  --------  -------    ------  ------

Gains (losses) on investments:
  Net realized gains (losses)         16,427     17,034     3,239    1,715     (949)    12,242    16,593   12,399      (239)   2,156
  Net change in unrealized
     gains (losses)                  200,069    141,684   (22,998)  21,034    15,692    111,395   60,291   30,896    60,716    5,306
                                    --------   --------   --------- -------  -------   --------   -------  -------   -------   -----

           Net gains (losses)
                on investments       216,496    158,718   (19,759)  22,749   14,743    123,637    76,884   43,295    60,477    7,462
                                    --------   --------   --------- -------  -------   --------   -------  -------   -------   -----

Increase (decrease) in net
    assets from operations          $212,771   $165,014  $ (6,130)  22,290  $14,622    $138,572 $185,212  $125,108  $ 66,352 $44,638
                                   =========  ========= ========== ======== ========   ======== ======== =========  ======== =======

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
                                              Series V
                                              Fidelity                                    Federated               Alger
                                                         Asset                         U.S.      Prime     American
                                                        Manager:  Equity    Index     Government Money      Small    American
1998 (continued)                              Contrafund Growth   Income     500      SecuritiesFund II    CapitalizatGrowth

Investment income:
  Reinvested dividends and capital
   gain distributions                           $27,558 $120,514  $ 55,771      $ -   $ 9,037   $36,586    $56,021    $165,947
  Mortality risk charges and expenses (Note 4)   (7,888) (19,717)  (17,341)    (923)   (9,617)   (9,260)    (4,901)    (12,812)
                                                 ----------------- ---------   ------  --------  --------   --------   ---------

           Net investment income (expense)      19,670  100,797    38,430      (923)     (580)  27,326     51,120     153,135
                                                ------- --------   -------     ------    ------ -------    -------    --------

Gains (losses) on investments:
  Net realized gains (losses)                    24,971   14,405    20,122     (226)    5,443         -      4,530      14,266
  Net change in unrealized gains (losses)      133,559  152,678    86,013   33,943    42,754        37      5,636     260,817
                                               -------- --------   -------  -------   -------       ---     ------    --------

           Net gains (losses) on investments   158,530  167,083   106,135   33,717    48,197        37     10,166     275,083
                                               -------- --------  --------  -------   -------       ---    -------    --------

Increase (decrease) in net assets from
          operatiions                         $178,200  $267,880 $144,565  $32,794    $47,617   $27,363    $61,286   $428,218
                                              ========= ================== ========   ========  ========   ========  =========

                                              Scudder                         Pioneer
                                                                           Real
                                               Inter-  Global Growth &    Estate   Capital
                                              national DiscoverIncome     Growth   Growth
 1998 (continued)

Investment income:
  Reinvested dividends and capital
   gain distributions                              $36,148    $ -  $ 1,127      $ 944     $ 350
  Mortality risk charges and expenses (Note 4)      (5,023)   (91)    (882)      (169)     (427)
                                                    --------  -----   ------     ------    -----

           Net investment income (expense)         31,125     (91)    245        775        (77)
                                                   -------    -----   ----       ----       ----

Gains (losses) on investments:
  Net realized gains (losses)                        1,217    (32)    (920)       (98)   (2,023)
  Net change in unrealized gains (losses)          20,646    965   12,874      (2,311)   3,537
                                                   -------   ----  -------     --------  -----

           Net gains (losses) on investments       21,863    933   11,954      (2,409)   1,514
                                                   -------   ----  -------     --------  -----

Increase (decrease) in net assets from
          operatiions                             $52,988  $ 842  $12,199    $ (1,634) $ 1,437
                                                  ======== ====== ========   =================




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)


                                              Series I
                                                        Fidelity                        T. Rowe Price                    Scudder
                                                                                          New             Limited
                                                         Asset     Index                America   Equity   Term      Money
1997                                           Growth   Manager     500      InternationGrowth    Income   Bond      Market    Bond

Investment income:
  Reinvested dividends and
   capital gain distributions                  $12,004  $ 43,575   $ 3,703    $ 5,094    $ 1,500 $ 28,974   $ 831   $ 2,580 $ 15,437
  Mortality risk charges and expenses (Note 4)  (5,972)   (5,781)   (2,019)    (3,362)    (7,303)  (6,849)   (196)     (697) (3,380)
                                                --------  --------  --------   --------   -------- --------  -----     ------ ------

           Net investment income (expense)       6,032    37,794     1,684      1,732      (5,803) 22,125     635     1,883   12,057
                                                ------   -------    ------     ------     ---------------    ----    ------  ------

Gains (losses) on investments:
  Net realized gains (losses)                    3,600     1,295     3,666      3,871     12,434   13,187    (862)        -    3,387
  Net change in unrealized gains (losses)       75,023    32,507    31,991     (1,051)    93,840   82,123     744         -    7,360
                                                -------   -------   -------     --------  -------  -------    ----        --   -----

           Net gains (losses) on investments    78,623    33,802    35,657      2,820    106,274   95,310    (118)       -   10,747
                                               -------   -------   -------     ------   --------  -------    -----       --  ------

Increase in net assets from operations        $ 84,655  $ 71,596  $ 37,341    $ 4,552   $100,471  $117,435  $ 517   $ 1,883  $22,804
                                              ========  ======== =========   ========  ========= ========= ======  ======== ========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                    Series V
                                           -----------------------------------------------------------------------------------------
                                                            MFS                                       T. Rowe Price
                                           ---------------------------------------  ------------------------------------------------
                                                                                       New    Personal                      Limited-
                                           Emerging             High      Global     America  Strategy  Equity  International Term
1997 (continued)                            Growth  Research   Income    Governments Growth   Balanced  Income      Stock      Bond

Investment income:
  Reinvested dividends and capital
    gain distributions                        $-     $ -      $ -         $ 138       $ 812 $ 21,415  $ 35,594    $ 6,665   $ 7,598
  Mortality risk charges and
    expenses (Note 4)                        (1,544)   (2,376)  (1,689)    (734)     (1,580)  (3,308)   (4,124)    (1,220)   (1,544)
                                             --------  -------- --------   ------    -------- --------  --------   --------  -------

           Net investment income (expense)   (1,544)   (2,376)  (1,689)    (596)       (768)  18,107    31,470      5,445     6,054
                                             --------  -------- --------   ------      ------ -------   -------     ------    -----

Gains (losses) on investments:
  Net realized gains (losses)                 1,893     2,226    3,940      184       1,446    3,691     4,920        620       103
  Net change in unrealized gains (losses)    16,572    21,286   16,421      842      23,480   18,134    43,654     (18,162)   2,098
                                            -------   -------  -------     ----     -------  -------   -------    ---------  -----

           Net gains (losses)
             on investments                  18,465    23,512   20,361    1,026      24,926   21,825    48,574     (17,542)   2,201
                                            -------   -------  -------   ------     -------  -------   -------    ---------  -----

Increase (decrease) in net assets
          from operations                   $16,921 $ 21,136  $ 18,672   $ 430    $ 24,158  $ 39,932 $ 80,044   $ (12,097)   8,255
                                            ======= ========== =========  ======   ========= ==================  ==================




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       Series V
                                                 -----------------------------------------------------------------------------------
                                                           Fidelity                  Federated                Alger          Scudder
                                                 -----------------------------  ---------------------  --------------------  -------
                                                            Asset                 U.S.       Prime     American
                                                           Manager:  Equity     Government   Money       Small     American   Inter-
1997 (continued)                                 Contrafund Growth   Income     Securities IFund II  Capitalization Growth  national

Investment income:
  Reinvested dividends and capital gain distributions $ 31      $ 2     $ 104    $ 2,083    $ 14,198   $ 1,834    $ 1,443    $ 111
  Mortality risk charges and expenses (Note 4)      (1,743)  (3,840)   (4,276)    (1,489)     (3,474)   (1,011)    (2,427)    (885)
                                                    -------- --------  --------   --------    --------  --------   --------   -----

           Net investment income (expense)          (1,712)  (3,838)   (4,172)      594      10,724       823        (984)    (774)
                                                    -------- --------  --------     ----     -------      ----       ------   -----

Gains (losses) on investments:
  Net realized gains (losses)                          347    6,205     5,490        649           -       765      1,378    1,036
  Net change in unrealized gains (losses)           28,972   53,699    74,849      9,356           -     6,846     30,102    (3,374)
                                                   -------  -------   -------     ------          --    ------    -------   -------

           Net gains (losses) on investments        29,319   59,904    80,339     10,005           -     7,611     31,480    (2,338)
                                                   -------  -------   -------    -------          --    ------    -------   -------

Increase (decrease) in net assets from operations $ 27,607  $ 56,066 $ 76,167    $ 10,599   $ 10,724   $ 8,434    $ 30,496  $(3,112)
                                                  ======== ========= =========   =========  =========  ========   ========= ========




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
------------------------------------------------------------------------------------------------------------------------------------


                                    Series I
                                          ------------------------------------------------------------------------------------------
                                                    Fidelity                         T. Rowe Price                      Scudder
                                          -----------------------------  --------------------------------------- -------------------
                                                                                      New              Limited
                                                     Asset     Index                America   Equity    Term       Money
1998                                       Growth   Manager     500      InternationGrowth    Income    Bond      Market     Bond

From operations:
  Net investment income (expense)          $ 66,791 $ 53,459   $ 4,149       $ 548   $ 4,359 $ 21,309    $ 614    $ 3,402   $ 6,631
  Net realized gains (losses)                40,935   12,721    17,131       1,661    52,176   18,869       (1)         -    (4,807)
  Net change in unrealized gains (losses)    62,692  (17,242)  30,370      30,157    48,312    2,804      166          -     5,048
                                            -------  --------- -------     -------   -------   ------     ----         --    -----

                                           170,418    48,938    51,650      32,366   104,847   42,982      779      3,402     6,872
                                           --------  -------   -------     -------  --------  -------     ----     ------    -----

From policyowner transactions:
  Purchases                                 69,094    14,145    69,808           -    90,606   23,964        -    174,211       501
  Withdrawals                             (180,268) (148,062)  (39,432)     (4,131) (153,377) (42,283)     (10)   (27,834)  (32,120)
                                           -------- --------- ---------    ---------------------------    -----  --------- --------

                                          (111,174) (133,917)   30,376      (4,131)  (62,771) (18,319)     (10)  146,377    (31,619)
                                           -------- --------   -------      -------- ------------------    ----- --------   --------

Increase (decrease) in net assets           59,244   (84,979)   82,026      28,235    42,076   24,663      769    149,779   (24,747)

Net assets, beginning of year              516,879   465,318   176,092     228,601   641,070  553,948   13,483     40,206   156,705
                                           -------- --------  --------    --------  -------- --------   ------    -------  -------

Net assets, end of year                   $576,123  $380,339  $258,118    $256,836  $683,146  $578,611 $14,252   $ 189,985 $ 131,958
                                          ========= ======== ==========   ========= ========= ======== ========  ========= =========

Accumulation unit purchases                   3,279      904     2,870          (4)    4,040    1,149        -    149,322         -
Accumulation unit withdrawals                (8,397)  (9,557)   (1,586)       (298)   (6,705)  (1,928)      (1)   (23,876)   (2,454)
                                             -------- --------  --------      ------  -------- --------     ----  ---------  -------

Net increase (decrease) in units outstanding (5,118)  (8,653)    1,284        (302)   (2,665)    (779)      (1)   125,446    (2,454)

Units outstanding, beginning of year         26,994   30,967     8,106      18,378    30,315   27,109    1,142     35,324    12,356
                                            -------  -------    ------     -------   -------  -------   ------    -------   ------

Units outstanding, end of year               21,876   22,314     9,390      18,076    27,650   26,330    1,141    160,770     9,902
                                            =======  =======    ======     =======   =======  =======   ======   ========    =====




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)

                                                                              Series V
                               MFS                                                                      T. Rowe Price
                                                                                       New      Personal            Inter-  Limited-
                             Emerging               High      Global     Capital     America    Strategy   Equity   national   Term
1998 (continued)              Growth    Research   Income    GovernmentsOpportunities Growth    Balanced   Income    Stock     Bond

From operations:
  Net investment income
      (expense)                 (3,725)   $ 6,296 $ 13,629     $ (459)   $ (121)  $ 14,935  $ 108,328  $ 81,813   $ 5,875   $ 37,176
  Net realized gains (losses)   16,427     17,034    3,239      1,715      (949)    12,242     16,593    12,399      (239)     2,156
  Net change in unrealized
    gains (losses)             200,069    141,684   (22,998)   21,034    15,692    111,395     60,291    30,896    60,716      5,306
                               -------    --------  ---------  -------   -------   --------    -------   -------   -------     -----

                               212,771    165,014    (6,130)   22,290    14,622    138,572    185,212   125,108    66,352     44,638
                              --------   --------   --------  -------   -------   --------   --------  --------   -------     ------

From policyowner transactions:
  Purchases                    630,583    608,408  162,004    319,485   119,622    758,625  1,341,488 1,247,144   493,760  1,022,226
  Withdrawals                  (51,165)   (63,952) (29,091)   (59,850)   (7,903)   (50,460)   (90,417)  (50,847)  (47,485)  (60,995)
                               ---------  ------------------  ---------  --------  ---------  --------- --------- --------- --------

                               579,418    544,456  132,913    259,635   111,719    708,165  1,251,071  1,196,297  446,275    961,231
                              --------   -------- --------   --------  --------   -------- ---------- ---------- --------   -------

Increase in net assets         792,189    709,470  126,783    281,925   126,341    846,737  1,436,283 1,321,405   512,627  1,005,869

Net assets, beginning of year  344,872    485,557  223,771    153,295         -    366,093    746,691   920,066   287,148    346,304
                              --------   -------- --------   --------        --   --------   --------  --------  --------   -------

Net assets, end of year     $1,137,061 $1,195,027 $350,554   $435,220  126,341   1,212,830 $2,182,974 $2,241,471 $799,775 $1,352,173
                            ========== ========== ========  =========  =======   ========== ========= ========== ======== =========
Accumulation unit purchases     34,375     34,620   11,850     30,671     8,743     39,103     86,363    69,763    37,743     89,045
Accumulation unit withdrawals   (2,778)    (3,259)  (1,691)    (5,878)     (607)    (2,984)    (6,412)   (3,411)   (4,007)   (5,762)
                               --------   -------- --------   --------    ------   --------   --------  --------  --------   -------

Net increase in units
   outstanding                  31,597     31,361   10,159     24,793     8,136     36,119     79,951    66,352    33,736     83,283

Units outstanding, beginning
    of year                     21,241     30,779   17,267     14,907         -     19,742     50,339    52,630    23,539     31,032
                               -------    -------  -------    -------        --    -------    -------   -------   -------    ------

Units outstanding, end of year  52,838     62,140   27,426     39,700     8,136     55,861    130,290   118,982    57,275    114,315
                               =======    =======  =======    =======    ======    =======   ========  ========   =======    =======

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)

                            Series V
                                           Fidelity                          Federated                  Alger            Scudder
                                       Asset                             U.S.        Prime      American
                                      Manager:    Equity    Index      Government    Money        Small     American     Inter-
1998 (continued)             Contrafund Growth     Income     500       Securities IIFund II     CapitalizatioGrowth     national

From operations:
  Net investment
    income (expense)          19,670  $ 100,797   $ 38,430   $ (923)      $ (580)    $ 27,326    $ 51,120   $ 153,135    $ 31,125
 Net realized gains (losses   24,971     14,405     20,122     (226)       5,443            -       4,530      14,266       1,217
 Net change in unrealized
      gains (losses)         133,559    152,678     86,013   33,943       42,754           37       5,636     260,817      20,646
                            -------    --------    -------  -------      -------          ---      ------    --------     -------

                             178,200    267,880    144,565   32,794       47,617       27,363      61,286     428,218      52,988
                            --------   --------   --------  -------      -------      -------     -------    --------     -------

From policyowner
 transactions:
  Purchases                  438,663  1,182,899  1,377,428  322,206    1,077,205    1,144,774     301,163     947,874     399,159
  Withdrawals               (129,209)   (76,586)   (87,434)  (8,375)     (58,890)    (218,126)    (22,606)    (47,081)    (35,706)
                            ----------  ---------  --------- --------    ---------   ----------   ---------   ---------   --------

                            309,454  1,106,313  1,289,994  313,831     1,018,315     926,648     278,557     900,793     363,453
                            -------- ---------- ---------- --------    ----------    --------    --------    --------    --------

Increase in net assets       487,654  1,374,193  1,434,559  346,625    1,065,932      954,011     339,843   1,329,011     416,441

Net assets, beginning
   of year                   467,390    964,045    804,299        -      367,967      450,561     229,017     431,393     204,936
                            --------   --------   --------       --     --------     --------    --------    --------    --------

Net assets, end of year     $955,044 $2,338,238 $2,238,858 $346,625    $1,433,899  $1,404,572   $568,860   $1,760,404   $621,377
                            ======== ========== ========== =========   =========== ===========  =========  ===========  =========

Accumulation unit
  purchases                   22,678     68,534     79,713   23,130       89,225    1,023,134      21,431      50,042      27,765
Accumulation unit
  withdrawals                 (6,578)    (5,069)    (5,746)    (659)      (5,268)    (199,207)     (1,769)     (2,510)     (2,706)
                             --------   --------   --------   ------     --------   ----------    --------    --------    --------
Net increase in
 units outstanding            16,100     63,465     73,967   22,471       83,957      823,927      19,662      47,532      25,059

Units outstanding,
  beginning of year           27,082    58,425     48,536        -       31,521      410,506      16,717      26,564      15,759
                              ------     -------    -------       --      -------     --------     -------     -------     -------

Units outstanding,
 end of year                  43,182    121,890    122,503   22,471      115,478    1,234,433      36,379      74,096      40,818
                             =======   ========   ========  =======     ========   ==========     =======     =======     =======


                                                Pioneer
                                                  Real
                            Global  Growth &     Estate  Capital
1998 (continued)             DiscoveryIncome      Growth   Growth

From operations:
  Net investment
    income (expense)          $ (91)    $ 245      $ 775    $ (77)
 Net realized gains (loss       (32)     (920)       (98)  (2,023)
 Net change in unrealized
      gains (losses)            965    12,874      (2,311)  3,537
                               ----   -------     -------- -----

                                842    12,199      (1,634)  1,437
                               ----   -------     -------- -----

From policyowner
 transactions:
  Purchases                  23,203   284,235     42,090  136,411
  Withdrawals                  (459)   (7,921)      (888)  (7,379)
                            -  ------  --------     ------ -------

                            22,744   276,314     41,202  129,032
                            -------  --------    ------- -------

Increase in net assets       23,586   288,513     39,568  130,469

Net assets, beginning
   of year                        -         -          -        -
                                 --        --         --       -

Net assets, end of year     $23,586 $288,513    $39,568  $130,469
                            =================   ======== ========

Accumulation unit
  purchases                   1,828    23,159      4,118   12,426
Accumulation unit
  withdrawals                   (38)     (701)       (87)    (731)
                               -----    ------      -----   -----
Net increase in
 units outstanding            1,790    22,458      4,031   11,695

Units outstanding,
  beginning of year              -         -          -        -
                                  --        --         --       -

Units outstanding,
 end of year                  1,790    22,458      4,031   11,695
                             ======   =======     ======  ======


The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   Series I
                                          ------------------------------------------------------------------------------------------
                                                    Fidelity                         T. Rowe Price                    Scudder
                                          -----------------------------  --------------------------------------- -------------------
                                                                                      New              Limited
                                                     Asset     Index                America   Equity    Term      Money
1997                                       Growth   Manager     500      InternationGrowth    Income    Bond     Market     Bond

From operations:
  Net investment income (expense)           $ 6,032 $ 37,794   $ 1,684     $ 1,732  $ (5,803)$ 22,125     $ 635   $ 1,883  $ 12,057
  Net realized gains (losses)                 3,600    1,295     3,666       3,871    12,434   13,187      (862)        -     3,387
  Net change in unrealized gains (losses)    75,023   32,507    31,991       (1,051)  93,840   82,123       744         -     7,360
                                            -------  -------   -------      -------- -------  -------      ----        --    -----

                                             84,655   71,596    37,341       4,552   100,471  117,435       517     1,883    22,804
                                            -------  -------   -------      ------  -------- --------      ----    ------   ------

From policyowner transactions:
  Purchases                                 129,725   42,849    76,168       8,737   199,624   57,769         -   101,157    95,391
  Withdrawals                               (21,643)  (3,743)   (9,962)    (18,767)  (58,796) (37,248)  (32,674) (101,562) (186,558)
                                            --------- --------  --------   --------- ------------------ ----------------------------

                                            108,082   39,106    66,206      (10,030) 140,828   20,521    (32,674)    (405)  (91,167)
                                           --------  -------   -------     -----------------  -------   ---------    ------ --------

Increase (decrease) in net assets           192,737  110,702   103,547      (5,478)  241,299  137,956   (32,157)    1,478   (68,363)

Net assets, beginning of year               324,142  354,616    72,545     234,079   399,771  415,992    45,640    38,728   225,068
                                           -------- --------   -------    --------  -------- --------   -------   -------  -------

Net assets, end of year                    $516,879  $465,318 $176,092    $228,601  $641,070  $553,948 $ 13,483  $ 40,206  $ 156,705
                                          ========= ==================   ========= ========= ==================  ======== =========

Accumulation unit purchases                   7,537    3,148     4,217         724    10,716    3,310         -    90,969     8,208
Accumulation unit withdrawals                (1,154)    (252)     (479)     (1,470)   (2,992)  (2,061)   (2,927)  (90,973)  (14,943)
                                             --------   ------    ------    --------  -------- --------  -------- --------- --------

Net increase (decrease) in units outstanding  6,383    2,896     3,738        (746)    7,724    1,249    (2,927)       (4)   (6,735)

Units outstanding, beginning of year         20,611   28,071     4,368      19,124    22,591   25,860     4,069    35,328    19,091
                                            -------  -------    ------     -------   -------  -------    ------   -------   ------

Units outstanding, end of year               26,994   30,967     8,106      18,378    30,315   27,109     1,142    35,324    12,356
                                            =======  =======    ======     =======   =======  =======    ======   =======   ======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
--------------------------------------------------------------------------------------------------------------


                                                                    Series V
                           -----------------------------------------------------------------------------------
                                            MFS                                        T. Rowe Price
                           ---------------------------------------   ----------------------------------------
                                                                       New    Personal
                           Emerging             High      Global     America  Strategy   Equity International
1997 (continued)            Growth  Research   Income    Governments  Growth  Balanced   Income    Stock

From operations:
  Net investment income
   (expense)               $ (1,544) $ (2,376)$ (1,689)  $ (596)    $ (768) $ 18,107 $ 31,470   $ 5,445
  Net realized gains          1,893     2,226    3,940      184      1,446     3,691    4,920       620
  Net change in
    unrealized gains        (16,572)   21,286   16,421      842     23,480    18,134   43,654    (18,162)
                             ------    -------  -------     ----    -------   -------  -------   ---------

                             16,921    21,136   18,672      430     24,158    39,932   80,044    (12,097)
                            -------   -------  -------     ----    -------   -------  -------   ---------

From policyowne
    transactions:
  Purchases                 340,236   479,858  308,293  162,987    354,167   753,260  879,735   325,828
  Withdrawals               (12,285)  (15,437)(103,194) (10,122)   (12,232)  (46,501) (39,713)  (26,583)
                            --------- -------- --------- ---------  --------- -----------------  ---------

                            327,951   464,421  205,099  152,865    341,935   706,759  840,022   299,245
                           --------  -------- --------  -------    -------  -------- --------  --------   -

Increase in net assets      344,872   485,557  223,771  153,295    366,093   746,691  920,066   287,148

Net assets,
  beginning of year               -         -        -        -          -         -        -         -
                                 --        --       --       --         --        --       --        --

Net assets, end of year    $344,872 $485,557  $223,771  153,295    366,093 $746,691  $920,066  $287,148
                           ======== ========== ==================  ======= =========== ========  =========

Accumulation unit purchases  21,846    31,643   25,473   15,726     20,329    52,946   54,601    25,413
Accumulation unit withdrawals  (605)     (864)  (8,206)    (819)      (587)   (2,607)  (1,971)   (1,874)
                              ------    ------ --------   ------     ------  -------- --------  --------

Net increase in units
    outstanding              21,241    30,779   17,267   14,907     19,742    50,339   52,630    23,539

Units outstanding,
   beginning of year              -         -        -        -          -         -        -         -
                                 --        --       --       --         --        --       --        --

Units outstanding,
     end of year             21,241    30,779   17,267   14,907     19,742    50,339   52,630    23,539
                             =======   =======  =======  =======    =======   =======  =======   =======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                      Series V
                                             ---------------------------------------------------------------------------------------
                                                       Fidelity                  Federated                Alger             Scudder
                                             -----------------------------  ---------------------  ---------------------   ---------
                                                        Asset                 U.S.       Prime     American
                                                      Manager:   Equity     Government   Money       Small    American    Inter-
1997 (continued)                             ContrafundGrowth    Income     Securities IFund II    CapitalizatiGrowth    national

From operations:
  Net investment income (expense)            $ (1,712) $ (3,838) $ (4,172)     $ 594    $ 10,724       $ 823     $ (984)    $ (774)
  Net realized gains                              347     6,205     5,490        649           -         765      1,378      1,036
  Net change in unrealized gains
    (losses)                                   28,972    53,699    74,849      9,356           -       6,846     30,102      (3,374)
                                              -------   -------   -------     ------          --      ------    -------     -------

                                               27,607    56,066    76,167     10,599      10,724       8,434     30,496      (3,112)
                                              -------   -------   -------    -------     -------      ------    -------     -------

From policyowner transactions:
  Purchases                                   441,927   965,580   772,884    381,170     718,572     230,256    414,426    222,894
  Withdrawals                                  (2,144)  (57,601)  (44,752)   (23,802)   (278,735)     (9,673)   (13,529)   (14,846)
                                               -------- --------- ---------  ---------  ----------    --------  --------   --------

                                              439,783   907,979   728,132    357,368     439,837     220,583    400,897    208,048
                                             --------  --------  --------   --------    --------    --------   --------   -------

Increase in net assets                        467,390   964,045   804,299    367,967     450,561     229,017    431,393    204,936

Net assets, beginning of year                      -         -         -          -           -           -          -          -
                                                   --        --        --         --          --          --         --         -

Net assets, end of year                      $467,390 $964,045  $804,299    $367,967   $ 450,561   $229,017   $ 431,393  $ 204,936
                                             ======== ========== =========   =========  ==========  =========  =========  =========

Accumulation unit purchases                    27,130    60,997    50,915     33,143     655,432      17,324     27,017     16,585
Accumulation unit withdrawals                     (48)   (2,572)   (2,379)    (1,622)   (244,926)       (607)      (453)      (826)
                                                 -----  --------  --------   --------  ----------      ------     ------     -----

Net increase in units outstanding              27,082    58,425    48,536     31,521     410,506      16,717     26,564     15,759

Units outstanding, beginning of year               -         -         -          -           -           -          -          -
                                                   --        --        --         --          --          --         --         -

Units outstanding, end of year                27,082    58,425    48,536     31,521     410,506      16,717     26,564     15,759
                                              =======   =======   =======    =======    ========     =======    =======    ======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS

     Companion Life Separate Account C (the Separate Account) was established by Companion Life Insurance Company (Companion) on February 18, 1994, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by Companion. The net assets of the Separate Account are restricted from use in the ordinary business of Companion.

2.   SUB-ACCOUNTS

     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

     Series I

         Fidelity                                  T. Rowe Price

         Growth                                    International
         Asset Manager                             New America Growth
         Index 500                                 Equity Income
                                                   Limited Term Bond

         Scudder

         Money Market
         Bond

     Series V

         Fidelity                                  Alger

         Contrafund                                American Small Capitalization
         Asset Manager:  Growth                    American Growth
         Equity Income
         Index 500

         Scudder                                   Federated

         International                             U.S. Government Securities II
         Global Discovery                          Prime Money Fund II
         Growth & Income

         T. Rowe Price                             MFS

         New America Growth                        Emerging Growth
         Personal Strategy Balanced                Research
         Equity Income                             High Income
         International Stock                       Global Governments
         Limited-Term Bond                         Capital Opportunities

         Pioneer

         Capital Growth
         Real Estate Growth

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
     Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market value of investments is based on year end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Federal Income Taxes - Operations of the Separate Accounts are included in the federal income tax return of United of Omaha, which is taxed as a life insurance company under the Internal Revenue Code. Under existing federal tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

4.   ACCOUNT CHARGES

     Mortality and Expense Risk Charge - Companion deducts a daily charge as compensation for the mortality and expense risks assumed by Companion. The nominal annual rate is a percentage of the net asset value of each sub-account. Companion guarantees that this annual percentage rate will not increase. The percentages are:

               Series I                                                 1.25%
               Series V                                                 1.00%

     Taxes -  Companion  may  incur  premium  taxes  relating  to the  policies.
     Companion will deduct a charge for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner, or at the annuity start date.

     No charges are currently deducted from the Separate Account for federal or state income taxes, since none are currently imposed. Should such taxes be imposed in the future, Companion may make deductions from the Separate Account to pay such taxes.

     Administrative Charge - Companion deducts a daily administrative expense charge from the net assets of the Separate Account. The nominal annual rate is a percentage of the net asset value of each subaccount as follows:

               Series I                                                 .15%
               Series V                                                 .20%

     There is also an annual policy fee of $30 that is deducted from the accumulation value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulation value is greater than $50,000 on the last valuation date of the applicable policy year. Companion guarantees that the daily administrative expense charge and the annual policy fee will not increase.

     On the Series V products, the policyowner has the option to purchase the enhanced death benefit. A charge equal to the annual rate of .35% of the average death benefit amount will be assessed on each policy anniversary or pro rata upon full surrender.

     Withdrawal Charge - A withdrawal charge will be assessed on withdrawals in excess of a percentage of the participant's accumulation value as of the last contract anniversary preceding the request for the withdrawal. The allowable withdrawal percentage is as follows:

               Series I                                                 10%
               Series V                                                 15%

     The amount of the charge will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made, as follows:

                                                       Charge on Withdrawal
                                                             Exceeding
          Purchase Payment Year                          Allowable Amount

                   1                                            7%
                   2                                            6%
                   3                                            5%
                   4                                            4%
                   5                                            3%
                   6                                            2%
                   7                                            1%

     Transfer Fee - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th and each subsequent request during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyowner's request. The transfer fee will not increase.

5.   NET ASSETS

     Total net assets (policyowners' cumulative investment accounts) consist of the following at December 31, 1998:


                                                                    Series I
                           --------------------------------------------------------------------------------------------
                                     Fidelity                         T. Rowe Price                      Scudder
                           ----------------------------- ----------------------------------------  --------------------
                                                                       New              Limited
                                      Asset     Index               American   Equity     Term       Money
                            Growth   Manager     500     InternationaGrowth    Income     Bond      Market     Bond

Shares purchased           $ 512,035 $ 388,259$ 217,686    $ 253,680$ 737,300 $ 455,417 $ 44,513   $ 559,228 $ 482,754
Shares sold                 (228,438)(180,150)  (62,140)   (59,266)  (314,843) (109,975) (33,482)   (381,921) (391,172)
Dividends and capital
 gain distributiopns          84,140  105,301     8,783      9,011     11,314    62,352    3,941      12,678    32,139
Net realized gains (losses)   46,328   15,260    21,808      6,368     71,038    35,149     (867)          -    (6,288)
Unrealized gains (losses)
      on investments         162,058   51,669    71,981     47,043    178,337   135,668      147           -    14,525
                            --------  -------   -------    -------   --------  --------     ----          --   ------

Net assets                 $ 576,123 $ 380,339$ 258,118  $ 256,836  $ 683,146 $ 578,611 $ 14,252   $ 189,985 $ 131,958
                           ============================= ========== =============================  ===================

                                                                              Series V
                              MFS                                                 T. Rowe Price
                                                                                     New     Personal
                           Emerging               High     Global     Capital     America   Strategy    Equity
                            Growth    Research   Income   GovernmentsOpportunitiesGrowth    Balanced    Income

Shares purchased           $ 970,819 $ 1,088,266$ 470,297  $482,472  $ 119,622 $ 1,112,792 $2,094,748   $2,126,879
Shares sold                  (64,994)   (81,765) (133,974)  (70,706)    (7,903)    (64,272)  (140,226)     (94,684)
Dividends and capital
  gain distributions          (3,725)     6,296    13,629      (321)      (121)     15,747    129,743      117,407
Net realized gains (losses)   18,320     19,260     7,179     1,899       (949)     13,688     20,284       17,319
Unrealized gains (losses)
  on investments             216,641    162,970    (6,577)   21,876     15,692     134,875     78,425       74,550
                            --------   --------    -------  -------    -------    --------    -------     -------

Net assets                 $ 1,137,06$ 1,195,027$ 350,554 $ 435,220  $ 126,341   $1,212,830 $ 2,182,974 $2,241,471
                           =============================== ========== =========  ====================== ==========


                                       49

5.   NET ASSETS (continued)


                                 Series V
                              T. Rowe Price                      Fidelity                         Federated          Scudder
                            Inter-   Limited-                Asset                             U.S.      Prime
                           national    Term                 Manager:    Equity    Index     Government   Money       Inter-
                             Stock     Bond       Contrafund Growth     Income     500      Securities IFund II     national    Bond

Shares purchased           $ 819,588  1,384,746  880,590$ 2,148,479$ 2,150,312$ 322,206  $1,458,375  1,863,346  $ 222,894 $ 386,862
Shares sold                  (75,288)  (87,010) (133,096)  (138,027)  (136,462)  (8,375)    (84,181)  (500,335)   (15,731) (169,114)
Dividends and capital
 gain distribution1            2,540    44,774    19,701    100,799     38,534     (923)      1,503     41,554        111    10,071
Net realized gains (losses)      381     2,259    25,318     20,610     25,612     (226)      6,092          -      1,036    (4,868)
Unrealized gains (losses)
   on investments             42,554     7,404   162,531    206,377    160,862   33,943      52,110          7      (3,374)   2,117
                             -------    ------  --------   --------   --------  -------     -------         --     --------  -----

Net assets                 $ 799,775 1,352,173  955,044 $ 2,338,238 $2,238,858 $346,625  $1,433,899 $1,404,572  $ 204,936 $ 225,068
                           ========= ========= ======== =========== =========== ======== =========== ===============================


                                                    Alger                          Scudder                   Pioneer
                                                  American                                                Real
                                                    Small   American                Global  Growth &     Estate   Capital
                                                     Cap     Growth      InternatioDiscovery Income      Growth   Growth

Shares purchased                                  $ 531,419 $ 1,362,300  $ 622,053 $ 23,203 $ 284,235     $ 42,09$ 136,411
Shares sold                                         (33,290)  (63,037)     (51,437)    (459)  (7,921)       (888)   (7,379)
Dividends and capital gain distributions             52,954   154,578       31,236      (91)     245         775       (77)
Net realized gains (losses)                           5,295    15,644        2,253      (32)    (920)        (98)   (2,023)
Unrealized gains (losses) on investments            12,482   290,919       17,272      965   12,874       (2,311)   3,537
                                                    -------  --------      -------     ----  -------      --------  -----

Net assets                                        $ 568,860 $ 1,760,404  $ 621,377 $ 23,586 $ 288,513   $ 39,568 $ 130,469
                                                  ========= =========== =============================  ==================


PART C  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

     (a)  Financial Statements

     All  required  financial   statements  are  included  in  Part  B  of  this
     Registration Statement.

     (b)  Exhibits: The following exhibits are filed herewith:

Exhibit No.      Description of Exhibit

(1)(a) Resolution of the Board of Directors establishing the Variable Account. *

(2)  Not applicable.

(3) (a) Principal Underwriter Agreement by and between Companion Life, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services. *

     (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. *

(4)  (a) Form of Policy for the SERIES V variable annuity Policy. *

     (b) Form of Riders to the Policy. *

(5)  Form of Application to the Policy. *

(6)  (a) Articles of Incorporation of Companion Life Insurance Company. *

     (b) Bylaws of Companion Life Insurance Company. *

(7)  Not applicable.

(8)  (a) Participation Agreement with the Alger American Fund. *

     (b) Participation Agreement with the Insurance Management Series. *

     (c) Participation Agreement with the Fidelity VIP Fund and Fidelity VIP Fund II. *

     (d)  Participation  Agreement with the MFS Variable  Insurance Trust. *

     (e)  Participation Agreement with the Pioneer Variable Contracts Trust. *

     (f)  Participation  Agreement  with the Scudder  Variable  Life  Investment
          Fund. *

     (g) Participation Agreement with T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series. *

     (h)  Administrative Services Agreement with Vantage Computer Systems. *

     (i) Participation Agreement with the Morgan Stanley Dean Witter Universal Funds, et. al. **

(9)  Opinion and Consent of Counsel.

(10) Consents of Independent Auditors.

(11) Not applicable.

(12)  Not applicable.

(13)  Schedules of Computation of Performance Data.

(14)  Powers of Attorney.


* Incorporated by Reference to the Registration Statement for Companion Life Separate Account C filed on April 24, 1997 (File No. 33-98062).

** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on April 7, 1998 (File No. 333-18881).

Item 25.       Directors and Officers of the Depositor

                                                            Principal Positions
Name and                                                     and Offices with
Business Address 1                                                Depositor

   John W. Weekly                                                      Chairman
   Kimberley S. Harm                                        President, Director
   William G. Campbell                                                 Director
   Samuel L. Foggie                                                    Director
   M. Jane Huerter                         Director, Vice President & Secretary
   Charles T. Locke III                                                Director
   John L. Maginn                Director, Vice President & Assistant Treasurer
   James U. O'Neill                                                    Director
   Oscar S. Straus                                                     Director
   John A. Sturgeon                                                    Director
   Fred C. Boddy              Vice President, Treasurer and Assistant Secretary


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


Name of Corporation (where organized)                            Type of Corporation

Mutual of Omaha Insurance Company (NE)                               Accident & Health Insurance
        KFS Corporation (NE)                                         Holding corporation
               Kirkpatrick, Pettis, Smith, Polian Inc. (NE)          Registered broker-dealer & investment advisor
               KPM Investment Management, Inc. (NE)                  Investment advisor
               Kirkpatrick Pettis Trust Company (NE)                 Trust company
        Mutual of Omaha Health Plans, Inc. (NE)                      Holding corporation
               Exclusive Healthcare, Inc. (NE)                       HMO
                  Mutual of Omaha of Colorado, Inc. (CO) (50%)       HMO
                  Mutual of Omaha Health Plans of Lincoln, Inc. (NE) Staff Model HMO
                  Preferred Health Alliance, Inc. (NE) (51%)         Joint venture w/physician & hospital organization
               Mutual of Omaha Dental Plans of Nebraska, Inc. (NE)   Limited pre-paid DHMO
               Mutual of Omaha Health Plans of Indiana, Inc. (IN)    HMO
               Mutual of Omaha Health Plans of Ohio, Inc. (OH)       HMO
               Mutual of Omaha of South Dakota & Community Health
                                      Plus HMO, Inc. (SD)            HMO
               Mutual of Omaha Tri-State Health Plans, Inc. (TN)     HMO
        Mutual of Omaha Holdings, Inc. (NE)                          Holding corporation
               innowave incorporated (NE)                            Markets water distillation products
               Mutual Asset Management Co. (NE)                      Asset management services
               Mutual of Omaha Investor Services, Inc. (NE)          Registered securities Broker-Dealer
               Mutual of Omaha Marketing Corporation (NE)            Markets health insurance
               Omex Realty, Inc. (NE)                                Real estate investments
        Mutual of Omaha U.K. Limited (U.K.)                          Insurance in United Kingdom (inactive)
        The Omaha Indemnity Company (WI)                             Property & casualty insurance  (no new business since 1986)
        Omaha Property and Casualty Insurance Company (NE)           Property & casualty insurance
               Adjustment Services, Inc. (NE)                        Claims adjusting services
        Tele-Trip Company, Inc. (DE)                                 Markets travel/flight insurance in airports
        United of Omaha Life Insurance Company (NE)                  Life, H&A insurance/annuities
           Companion Life Insurance Company (NY)                     Life insurance/annuities
           Mutual of Omaha Structured Settlement Company, Inc. (CT)  Structured settlements
           Mutual of Omaha Structure Settlement Company of
                                        New York, Inc. (NY)          Structured settlements
           United World Life Insurance Company (NE)                  Accident & health and life insurance
           United Properties Co. (CA) (50%)                          Real estate general partnership

1 Business address is Companion Life Insurance Company, Mutual of Omaha Plaza, Omaha, Nebraska 68175.

*Subsidiaries of subsidiaries are indicated by indentations.

Item 27.       Number of Policyowners

      As of December 31, 1998, there were 339 Owners of the Policies.

Item 28.       Indemnification

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Companion pursuant to the foregoing provisions, or otherwise, Companion has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Companion of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), Companion will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. With respect to indemnification, Article V, Section 8 of Companion's Bylaws provides as follows:

      The Corporation shall indemnify any person, made, or threatened to be made, a party to any action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, which any officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was an officer of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such officer acted, in good faith, for a purpose which he is reasonably believed to be in the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.. The termination of any such civil or criminal action proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such officer did not act, in good faith, for a purpose which he is reasonably believed to be in the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.

Item 29.       Principal Underwriter

(a) In addition to Registrant, Mutual of Omaha Investor Services, Inc. is the Principal Underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C.
(b) The directors and principal officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

            NAME                       TITLE
            John W. Weekly           Chairman, Director
            Richard A. Witt          President, Director
            M. Jane Huerter          Secretary and Director
            Kimberly S. Harm         Director
            Brian P. McGinty         Director
            John L. Maginn           Director
            James N. Plato           Director
            William J. Bluvas        Vice President, Treasurer

(c) Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. Commissions payable to a broker-dealer will be up to 7% of purchase payments. For the fiscal year ended December 31, 1998, Companion paid $ 1,237,130 in total compensation to MOIS; of this amount MOIS retained $ 165,800 as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

Item 30.    Location of Accounts and Records

        The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Companion Life Insurance Company at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 31.    Management Services.

        All management policies are discussed in Part A or Part B of this registration statement.

Item 32.    Undertakings

        (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as purchase payments under the Policy may be accepted.
        (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.
        (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Companion at the address or phone number listed in the prospectus.
        (d) Companion Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Companion Life Insurance Company.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1993 and has caused this Post-effective Amendment No. 5 to the Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on April 26, 1999.

                                     COMPANION SEPARATE ACCOUNT C

                                     COMPANION LIFE INSURANCE COMPANY
                                     Depositor

                                            /s/Kenneth W. Reitz
                                     ---------------------------------------
                                     By:    Kenneth W. Reitz
                                            Assistant Secretary


        As required by the Securities Act of 1933, this Post-effective amendment No. 5 Registration Statement has been signed by the following persons on April 26, 1999 in the capacities and on the duties indicated.


Signatures                                  Title

   /s/ John W. Weekly*
-----------------------
John W. Weekly                              Chairman

   /s/ Fred C. Boddy *
------------------------
Fred C. Boddy                               Vice President and Treasurer
                                           (Principal Financial & Accounting
                                            Officer)


        /s/ Kenneth W. Reitz
by __________________________________, for and on behalf of:
        Kenneth W. Reitz

John W. Weekly*                      Chairman
William G. Campbell*                 Director
Samuel L. Foggie*                    Director
Kimberley S. Harm*                   Director
M. Jane Huerter*                     Director
Charles T. Locke*                    Director
John L. Maginn*                      Director
James J. O'Neill*                    Director
Oscar S. Straus*                     Director
John A. Sturgeon*                    Director

* These individuals have granted Powers of Attorney executed effective January 1, 1999, whereby Kenneth W. Reitz is authorized to execute this Registration Statement on their behalf.

Registration No.  33-98062
811-8814




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------




                        COMPANION LIFE SEPARATE ACCOUNT C

                                       OF

                        COMPANION LIFE INSURANCE COMPANY




--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------





                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 5

                                       and

               THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 9







                                 April 26, 1999

                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibit

 (9)             Opinion and Consent of Counsel.

(10)             Consent of Independent Auditors

(13)             Schedules of Computation of Performance Data.

(14)             Powers of Attorney